Exhibit 99.11

Supplement to the

Estimates

Fiscal Year Ending March 31, 2015

BRITISH

COLUMBIA

Supplement to the

Estimates

Fiscal Year Ending March 31, 2015

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual
Continues: British Columbia. Ministry of Finance.
Estimates of revenue and expenditure. ISSN 0707-3046
Vols. For 1983 - have suppl.
Imprint varies: Ministry of Finance, 1983-1987: Ministry
Of Finance and Corporate Relations, 1988-June 2001:
Ministry of Finance, June 2001-
Also available on the Internet.
ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.
2.	Budget — British Columbia - Periodicals.
3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742    354.7110072’225     C82-089032-4

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries, and other appropriations. Expenses are classifed by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2013/14 Estimates. Each column thereafter provides 2014/15 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the 2014/15 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits

50   Base Salaries

51   Supplementary Salary Costs

52   Employee Benefits

54   Legislative Salaries and Indemnities

Operating Costs

55   Boards, Commissions and Courts - Fees and Expenses

57   Public Servant Travel

59   Centralized Management Support Services

60   Professional Services

63   Information Systems - Operating

65   Office and Business Expenses

67   Informational Advertising and Publications

68   Statutory Advertising and Publications

69   Utilities, Materials and Supplies

70   Operating Equipment and Vehicles

72   Non-Capital Roads and Bridges

73   Amortization

75   Building Occupancy Charges

Government Transfers

77   Transfers - Grants

79   Transfers - Entitlements

80   Transfers - Shared Cost Arranagements

Other Expenses

81   Transfers Between Votes and Special Accounts

83   Interest on the Public Debt

85   Other Expenses

Internal Recoveries

86   Recoveries Between Votes and Special Accounts

88   Recoveries Within the Consolidated Revenue Fund

External Recoveries

89   Recoveries Within the Government Reporting Entity

90   Recoveries External to the Government Reporting Entity

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000)

		Total	Total						Total
		2013/14	Salaries	Total	Total	Total	Total	Total	2014/15
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislation
1	Legislation	75,496	39,496	11,943	—	18,652	(526)	—	69,565
Officers of the Legislature
2	Auditor General	16,070	11,889	4,663	69	—	—	—	16,621
3	Conflict of Interest Commissioner	510	421	146	—	—	—	—	567
4	Elections BC	8,210	4,513	3,694	—	3	—	—	8,210
5	Information and Privacy Commissioner	5,526	3,817	1,714	—	—	(3)	(2)	5,526
6	Merit Commissioner	1,039	694	345	—	—	—	—	1,039
7	Ombudsperson	5,615	4,837	1,564	—	—	(718)	(68)	5,615
8	Police Complaint Commissioner	3,024	2,029	1,095	—	—	—	—	3,124
9	Representative for Children and Youth	7,317	5,515	2,394	5	3	—	—	7,917
	Total	47,311	33,715	15,615	74	6	(721)	(70)	48,619
Office of the Premier
10	Office of the Premier	9,008	7,909	1,466	521	300	(487)	(701)	9,008
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	34,775	20,722	7,550	6,221	2,471	(4)	(465)	36,495
12	Treaty and Other Agreements Funding	43,086	—	—	50,757	—	—	(8,303)	42,454
	Special Account(s)	4,841	100	—	3,226	—	—	—	3,326
	Total	82,702	20,822	7,550	60,204	2,471	(4)	(8,768)	82,275
Ministry of Advanced Education
13	Ministry Operations	1,953,255	19,265	7,205	1,926,462	262	(17,001)	(522)	1,935,671
Ministry of Agriculture
14	Ministry Operations	66,702	27,448	12,502	32,100	15,548	(8)	(23,373)	64,217
15	Agricultural Land Commission	2,905	2,050	1,469	—	1	(1)	(3)	3,516
	Special Account(s)	18,500	—	1,250	—	19,551	—	(1)	20,800
	Less: Transfer from Ministry Operations Vote	(8,800)	—	—	—	(8,800)	—	—	(8,800)
	Total	79,307	29,498	15,221	32,100	26,300	(9)	(23,377)	79,733
Ministry of Children and Family Development
16	Ministry Operations	1,344,816	321,880	55,658	1,047,652	3,011	(2,520)	(69,262)	1,356,419
Ministry of Community, Sport and Cultural Development
17	Ministry Operations	171,118	18,272	10,582	335,080	20	(6,746)	(146,490)	210,718
	Special Account(s)	10,642	—	—	4,200	6,442	—	—	10,642
	Total	181,760	18,272	10,582	339,280	6,462	(6,746)	(146,490)	221,360
Ministry of Education
18	Ministry Operations	5,329,349	25,523	37,303	5,316,461	1,071	(645)	(29,352)	5,350,361
	Special Account(s)	36,401	3,761	2,549	30,000	91	—	—	36,401
	Total	5,365,750	29,284	39,852	5,346,461	1,162	(645)	(29,352)	5,386,762

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000) continued

		Total	Total						Total
		2013/14	Salaries	Total	Total	Total	Total	Total	2014/15
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy and Mines
19	Ministry Operations	19,111	14,411	3,418	—	1,290	(4)	(8)	19,107
	Special Account(s)	5,030	270	30	2,000	—	—	—	2,300
	Total	24,141	14,681	3,448	2,000	1,290	(4)	(8)	21,407
Ministry of Environment
20	Ministry Operations	99,946	71,322	40,767	4,057	10,248	(21,090)	(4,061)	101,243
21	Environmental Assessment Office	8,754	8,409	2,608	700	—	(1)	(2)	11,714
	Special Account(s)	20,435	—	1,800	—	18,935	—	—	20,735
	Total	129,135	79,731	45,175	4,757	29,183	(21,091)	(4,063)	133,692
Ministry of Finance
22	Ministry Operations	128,856	97,894	133,253	22,434	78,494	(17,849)	(186,865)	127,361
23	Gaming Policy and Enforcement	19,819	13,115	2,844	120,305	27	—	(116,472)	19,819
24	Public Service Agency	50,807	29,143	25,679	—	6,218	(9,163)	(1,070)	50,807
25	Benefits	1	495,901	2,830	350	10	(435,570)	(63,520)	1
	Special Account(s)	4,201	4,015	3,734	—	45,883	(47,080)	(2,351)	4,201
	Total	203,684	640,068	168,340	143,089	130,632	(509,662)	(370,278)	202,189
Ministry of Forests, Lands and Natural Resource Operations
26	Ministry Operations	340,367	235,629	165,032	11,184	57,073	(25,316)	(71,257)	372,345
27	Direct Fire	63,165	42,320	34,916	—	1	(1,801)	(12,271)	63,165
	Special Account(s)	157,811	21,137	84,094	14,798	57,908	(5,801)	(16,363)	155,773
	Total	561,343	299,086	284,042	25,982	114,982	(32,918)	(99,891)	591,283
Ministry of Health
28	Ministry Operations	16,403,448	113,494	167,498	16,948,147	2,613	(147,591)	(295,341)	16,788,820
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
	Total	16,550,698	113,494	167,498	16,948,147	149,863	(147,591)	(295,341)	16,936,070
Ministry of International Trade
29	Ministry Operations	36,135	8,816	10,095	19,024	54	(1,848)	(6)	36,135
Ministry of Jobs, Tourism and Skills Training
30	Ministry Operations	183,688	27,181	12,511	212,627	15,878	(15,113)	(69,396)	183,688
31	Labour Programs	14,697	34,866	6,323	50	402	(503)	(26,441)	14,697
	Special Account(s)	500	—	—	500	—	—	—	500
	Total	198,885	62,047	18,834	213,177	16,280	(15,616)	(95,837)	198,885

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000) continued

		Total	Total						Total
		2013/14	Salaries	Total	Total	Total	Total	Total	2014/15
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Justice
32	Ministry Operations	1,007,918	475,874	123,744	560,153	14,625	(87,050)	(62,153)	1,025,193
33	Judiciary	68,109	60,769	7,135	179	26	—	—	68,109
34	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
35	Independent Investigations Office	10,100	6,095	1,995	—	10	—	—	8,100
36	British Columbia Utilities Commission	1	3,564	3,110	—	1	—	(6,674)	1
37	Emergency Program Act	14,478	1,298	7,481	5,699	—	—	—	14,478
	Special Account(s)	23,678	20,051	7,784	3,758	12,085	—	(20,000)	23,678
	Less: Transfer from Ministry Operations Vote	(8,893)	—	—	—	(8,893)	—	—	(8,893)
	Total	1,139,891	567,651	151,249	569,789	42,354	(87,050)	(88,827)	1,155,166
Ministry of Natural Gas Development
38	Ministry Operations	15,802	8,513	11,246	200	305	(5)	(10)	20,249
39	Housing	343,866	9,222	1,715	357,693	63	(1)	(1)	368,691
	Special Account(s)	12,000	—	—	12,000	—	—	—	12,000
	Total	371,668	17,735	12,961	369,893	368	(6)	(11)	400,940
Ministry of Social Development and Social Innovation
40	Ministry Operations	2,487,215	130,819	33,506	2,671,947	20,345	(15,639)	(311,159)	2,529,819
Ministry of Technology, Innovation and Citizens’ Services
41	Ministry Operations	64,209	51,369	20,954	13,965	2,016	(8,959)	(15,132)	64,213
42	Shared Services BC	416,940	82,288	586,634	—	96,660	(166,726)	(173,316)	425,540
43	Government Communications and Public Engagement	37,255	27,656	11,531	—	1,272	(3,099)	(105)	37,255
	Total	518,404	161,313	619,119	13,965	99,948	(178,784)	(188,553)	527,008
Ministry of Transportation and Infrastructure
44	Ministry Operations	812,278	111,513	1,790,961	266,535	1,063	(5)	(1,357,774)	812,293
Management of Public Funds and Debt
45	Management of Public Funds and Debt	1,257,091	—	—	—	2,418,208	—	(1,132,742)	1,285,466
Other Appropriations
46	Contingencies (All Ministries) and New Programs	225,000	—	—	—	300,000	—	—	300,000
47	Capital Funding	992,535	—	—	1,048,243	—	—	—	1,048,243
48	Commissions on Collection of Public Funds	1	—	—	—	74,112	—	(74,111)	1
49	Allowances for Doubtful Revenue Accounts	1	—	—	—	170,793	—	(170,792)	1
50	Tax Transfers	835,000	—	—	778,000	—	—	—	778,000
51	Auditor General for Local Government	2,600	1,330	1,270	—	3	(1)	(2)	2,600
52	Electoral Boundaries Commission	—	474	2,026	—	—	—	—	2,500
53	Environmental Appeal Board and Forest Appeals Commission	2,075	1,042	1,025	—	10	(1)	(1)	2,075
54	Forest Practices Board	3,815	2,417	1,398	—	4	(1)	(3)	3,815
	Total	2,061,027	5,263	5,719	1,826,243	544,922	(3)	(244,909)	2,137,235
	Overall Total	35,491,000	2,732,358	3,476,039	31,827,302	3,628,118	(1,038,876)	(4,467,941)	36,157,000
	Adjusted Totals[1]		2,297,538	3,303,068	31,827,302	3,197,033	—	(4,467,941)

1 Amounts are net of adjustments to eliminate double counting. See page 8.

CONSOLIDATED REVENUE FUND SUMMARY — CAPITAL ($000)

		Total										Total
		2013/14					Furniture				Roads,	2014/15
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Legislation
1	Legislation	3,392	—	—	—	—	561	—	398	2,433	—	3,392
Officers of the Legislature
2	Auditor General	150	—	—	—	—	170	—	130	460	—	760
3	Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—
4	Elections BC	700	—	—	—	—	—	—	700	—	—	700
5	Information and Privacy Commissioner	45	—	—	—	—	5	—	40	—	—	45
6	Merit Commissioner	15	—	—	—	—	5	—	10	—	—	15
7	Ombudsperson	75	—	—	—	—	5	—	70	—	—	75
8	Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	25
9	Representative for Children and Youth	150	—	—	—	—	20	—	30	140	—	190
	Total	1,160	—	—	—	—	207	—	1,003	600	—	1,810
Office of the Premier
10	Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
12	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education
13	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture
14	Ministry Operations	355	—	—	—	212	3	54	25	—	—	294
15	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	355	—	—	—	212	3	54	25	—	—	294
Ministry of Children and Family Development
16	Ministry Operations	1,352	—	—	—	202	28	810	—	—	—	1,040
Ministry of Community, Sport and Cultural Development
17	Ministry Operations	893	—	—	—	—	2	—	831	—	—	833
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	893	—	—	—	—	2	—	831	—	—	833
Ministry of Education
18	Ministry Operations	952	—	—	—	—	2	—	1,236	—	—	1,238
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	952	—	—	—	—	2	—	1,236	—	—	1,238

CONSOLIDATED REVENUE FUND SUMMARY — CAPITAL ($000) continued

		Total										Total
		2013/14					Furniture				Roads,	2014/15
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Energy and Mines
19	Ministry Operations	284	—	—	—	—	1	195	—	—	—	196
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	284	—	—	—	—	1	195	—	—	—	196
Ministry of Environment
20	Ministry Operations	18,227	—	13,980	—	992	10	3,651	—	—	—	18,633
21	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
	Total	18,627	—	14,380	—	992	10	3,651	—	—	—	19,033
Ministry of Finance
22	Ministry Operations	7,995	—	—	—	—	20	—	691	—	—	711
23	Gaming Policy and Enforcement	23	—	—	—	—	—	—	—	—	—	—
24	Public Service Agency	—	—	—	—	2	—	—	—	—	—	2
25	Benefits	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	8,018	—	—	—	2	20	—	691	—	—	713
Ministry of Forests, Lands and Natural Resource Operations
26	Ministry Operations	29,952	—	1,934	2,600	1,513	18	7,458	300	—	12,777	26,600
27	Direct Fire	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	28,800	—	—	—	150	—	—	350	—	29,194	29,694
	Total	58,752	—	1,934	2,600	1,663	18	7,458	650	—	41,971	56,294
Ministry of Health
28	Ministry Operations	2,644	—	—	—	—	30	—	8,071	225	—	8,326
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	2,644	—	—	—	—	30	—	8,071	225	—	8,326
Ministry of International Trade
29	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training
30	Ministry Operations	21,944	—	—	9,471	—	1	—	—	—	—	9,472
31	Labour Programs	108	—	—	—	—	3	—	—	—	—	3
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	22,052	—	—	9,471	—	4	—	—	—	—	9,475

CONSOLIDATED REVENUE FUND SUMMARY — CAPITAL ($000) continued

		Total										Total
		2013/14					Furniture				Roads,	2014/15
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Justice
32	Ministry Operations	17,382	—	—	—	5,182	55	515	8,820	—	—	14,572
33	Judiciary	765	—	—	—	—	65	—	540	—	—	605
34	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
35	Independent Investigations Office	388	—	—	—	—	—	—	352	—	—	352
36	British Columbia Utilities Commission	10	—	—	—	—	—	—	10	—	—	10
37	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	382	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	18,927	—	—	—	5,182	120	515	10,085	—	—	15,902
Ministry of Natural Gas Development
38	Ministry Operations	27,067	—	—	—	—	1	—	—	—	2,766	2,767
39	Housing	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	27,067	—	—	—	—	1	—	—	—	2,766	2,767
Ministry of Social Development and Social Innovation
40	Ministry Operations	39,621	—	—	—	—	14	—	29,389	114	—	29,517
Ministry of Technology, Innovation and Citizens’ Services
41	Ministry Operations	—	—	—	—	—	—	—	—	—	—	—
42	Shared Services BC	125,872	—	—	124,495	—	320	—	62,378	7,275	—	194,468
43	Government Communications and Public Engagement	467	—	—	—	—	—	—	—	—	—	—
	Total	126,339	—	—	124,495	—	320	—	62,378	7,275	—	194,468
Ministry of Transportation and Infrastructure
44	Ministry Operations	2,702	—	—	—	697	10	3,461	—	—	—	4,168
Management of Public Funds and Debt
45	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
46	Contingencies (All Ministries) and New Programs	73,390	—	—	4,770	—	—	—	76,760	—	—	81,530
47	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
48	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
49	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
50	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
51	Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
52	Electoral Boundaries Commission	—	—	—	—	—	—	—	—	—	—	—
53	Environmental Appeal Board and Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—
54	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	73,390	—	—	4,770	—	—	—	76,760	—	—	81,530
	Overall Total	407,034	—	16,314	141,336	8,950	1,358	16,144	192,017	10,647	44,737	431,503

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	1,757,171	—	1,757,171
51	Supplementary Salary Costs	24,884	—	24,884
52	Employee Benefits	937,276	(434,820)[1]	502,456
54	Legislative Salaries and Indemnities	13,027	—	13,027
	Salaries and Benefits	2,732,358	(434,820)	2,297,538
55	Boards, Commissions, and Courts - Fees and Expenses	15,007	—	15,007
57	Public Servant Travel	53,223	—	53,223
59	Centralized Management Support Services	67,574	(67,574)[2]	—
60	Professional Services	543,812	(1,255)[3]	542,557
63	Information Systems - Operating	367,110	(69,396)[3]	297,714
65	Office and Business Expenses	83,025	(10,743)[3]	72,282
67	Informational Advertising and Publications	8,661	—	8,661
68	Statutory Advertising and Publications	2,519	—	2,519
69	Utilities, Materials and Supplies	793,668	—	793,668
70	Operating Equipment and Vehicles	88,178	—	88,178
72	Non-Capital Roads and Bridges	896,732	—	896,732
73	Amortization	247,944	—	247,944
75	Building Occupancy Charges	308,586	(24,003)[3]	284,583
	Operating Costs	3,476,039	(172,971)	3,303,068
77	Transfers - Grants	649,251	—	649,251
79	Transfers - Entitlements	20,379,577	—	20,379,577
80	Transfers - Shared Cost Arrangements	10,798,474	—	10,798,474
	Government Transfers	31,827,302	—	31,827,302
81	Transfer Between Votes and Special Accounts	199,636	(199,636)[4]	—
83	Interest on the Public Debt	1,274,552	—	1,274,552
85	Other Expenses	2,153,930	(231,449)[3]	1,922,481
	Other Expenses	3,628,118	(431,085)	3,197,033
86	Recoveries Between Votes and Special Accounts	(199,636)	199,636 [4]	—
88	Recoveries Within the Consolidated Revenue Fund	(839,240)	839,240 [5]	—
	Internal Recoveries	(1,038,876)	1,038,876	—
89	Recoveries Within the Government Reporting Entity	(2,139,269)	—	(2,139,269)
90	Recoveries External to the Government Reporting Entity	(2,328,672)	—	(2,328,672)
	External Recoveries	(4,467,941)	—	(4,467,941)
	Net Operating Expenses	36,157,000	—	36,157,000

1         Recoveries from ministries by the Public Service Agency for employee benefits.

2         Recoveries from ministries by the Office of the Premier, Finance, and Justice for centrally managed services such as legal services.

3         Recoveries between ministries for other centralized services such as banking charges, workplace and technology services, professional services, and other corporate services.

4         Transfers between special accounts and votes in Agriculture; Community, Sport and Cultural Development; Education; Environment; Forests, Lands and Natural Resource Operations; Health; and Justice.

5         Recoveries for costs referred to in Notes 1, 2, and 3.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	75,496	17,968	167	11,357	10,004	39,496	—	355	—	1,284	1,859	2,716	8	353	2,509
Members’ Services	42,208	407	—	7,126	9,290	16,823	—	30	—	55	235	205	—	95	—
Caucus Support Services	7,195	5,024	—	1,214	—	6,238	—	—	—	—	—	859	—	—	—
Office of the Speaker	380	228	—	55	—	283	—	30	—	25	4	77	—	—	1
Clerk of the House	1,043	158	—	132	388	678	—	96	—	266	20	45	—	—	—
Clerk of the Committees	615	269	—	112	194	575	—	17	—	4	16	16	—	—	—
Legislative Operations	13,446	4,707	51	1,083	—	5,841	—	104	—	554	1,422	1,239	8	258	1,672
Sergeant-at-Arms	4,533	3,278	111	693	132	4,214	—	33	—	105	44	145	—	—	82
Hansard	3,950	2,470	—	597	—	3,067	—	35	—	265	52	84	—	—	492
Legislative Library	2,126	1,427	5	345	—	1,777	—	10	—	10	66	46	—	—	262

Total	75,496	17,968	167	11,357	10,004	39,496	—	355	—	1,284	1,859	2,716	8	353	2,509

LEGISLATION

($000)

VOTE 1 Legislation

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	27	—	1,700	1,132	11,943	—	—	—	—	—	—	18,652	18,652	—	(526)	(526)	—	—	—	69,565
Members’ Services	—	—	—	—	620	—	—	—	—	—	—	18,625	18,625	—	—	—	—	—	—	36,068
Caucus Support Services	—	—	—	—	859	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,097
Office of the Speaker	—	—	—	—	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	420
Clerk of the House	—	—	—	—	427	—	—	—	—	—	—	25	25	—	—	—	—	—	—	1,130
Clerk of the Committees	—	—	—	—	53	—	—	—	—	—	—	—	—	—	—	—	—	—	—	628
Legislative Operations	27	—	1,700	1,112	8,096	—	—	—	—	—	—	2	2	—	(526)	(526)	—	—	—	13,413
Sergeant-at-Arms	—	—	—	—	409	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,623
Hansard	—	—	—	20	948	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,015
Legislative Library	—	—	—	—	394	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,171

Total	27	—	1,700	1,132	11,943	—	—	—	—	—	—	18,652	18,652	—	(526)	(526)	—	—	—	69,565

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	16,070	9,008	300	2,316	265	11,889	—	415	—	1,595	407	988	—	—	—

Total	16,070	9,008	300	2,316	265	11,889	—	415	—	1,595	407	988	—	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	510	166	—	52	203	421	—	26	—	52	9	20	—	4	1

Total	510	166	—	52	203	421	—	26	—	52	9	20	—	4	1

VOTE 4 Elections BC

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	8,210	3,104	248	898	263	4,513	—	94	—	178	1,459	259	6	2	17

Total	8,210	3,104	248	898	263	4,513	—	94	—	178	1,459	259	6	2	17

VOTE 5 Information and Privacy Commissioner

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	5,526	2,858	6	690	263	3,817	—	67	—	697	82	113	—	18	16

Total	5,526	2,858	6	690	263	3,817	—	67	—	697	82	113	—	18	16

VOTE 6 Merit Commissioner

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,039	440	5	112	137	694	—	13	—	75	31	25	2	5	2

Total	1,039	440	5	112	137	694	—	13	—	75	31	25	2	5	2

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	—	—	278	980	4,663	69	—	—	69	—	—	—	—	—	—	—	—	—	—	16,621

Total	—	—	278	980	4,663	69	—	—	69	—	—	—	—	—	—	—	—	—	—	16,621

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	12	—	—	22	146	—	—	—	—	—	—	—	—	—	—	—	—	—	—	567

Total	12	—	—	22	146	—	—	—	—	—	—	—	—	—	—	—	—	—	—	567

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	1	—	667	1,011	3,694	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,210

Total	1	—	667	1,011	3,694	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,210

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	12	—	157	552	1,714	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	5,526

Total	12	—	157	552	1,714	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	5,526

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	54	138	345	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,039

Total	—	—	54	138	345	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,039

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	5,615	3,558	57	963	259	4,837	—	60	—	170	141	185	60	22	25

Total	5,615	3,558	57	963	259	4,837	—	60	—	170	141	185	60	22	25

VOTE 8 Police Complaint Commissioner

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	3,024	1,370	5	391	263	2,029	—	52	—	469	43	87	12	4	5

Total	3,024	1,370	5	391	263	2,029	—	52	—	469	43	87	12	4	5

VOTE 9 Representative for Children and Youth

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	7,317	4,126	—	1,119	270	5,515	—	224	—	482	444	393	—	—	26

Total	7,317	4,126	—	1,119	270	5,515	—	224	—	482	444	393	—	—	26

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	213	688	1,564	—	—	—	—	—	—	—	—	—	(718)	(718)	—	(68)	(68)	5,615

Total	—	—	213	688	1,564	—	—	—	—	—	—	—	—	—	(718)	(718)	—	(68)	(68)	5,615

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	93	330	1,095	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,124

Total	—	—	93	330	1,095	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,124

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	8	—	15	802	2,394	5	—	—	5	—	—	3	3	—	—	—	—	—	—	7,917

Total	8	—	15	802	2,394	5	—	—	5	—	—	3	3	—	—	—	—	—	—	7,917

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,456	1,955	1	496	—	2,452	—	73	8	30	60	474	—	—	1
Executive and Support Services	6,552	4,192	30	1,127	108	5,457	—	334	56	51	101	228	—	—	5
Premier’s Office	3,231	2,106	5	572	108	2,791	—	222	—	10	37	76	—	—	—
Executive Operations	3,321	2,086	25	555	—	2,666	—	112	56	41	64	152	—	—	5

Total	9,008	6,147	31	1,623	108	7,909	—	407	64	81	161	702	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	8	—	—	—	654	425	—	95	520	—	—	16	16	—	(486)	(486)	—	(700)	(700)	2,456
Executive and Support Services	25	—	12	—	812	1	—	—	1	—	—	284	284	—	(1)	(1)	(1)	—	(1)	6,552
Premier’s Office	1	—	2	—	348	—	—	—	—	—	—	92	92	—	—	—	—	—	—	3,231
Executive Operations	24	—	10	—	464	1	—	—	1	—	—	192	192	—	(1)	(1)	(1)	—	(1)	3,321

Total	33	—	12	—	1,466	426	—	95	521	—	—	300	300	—	(487)	(487)	(1)	(700)	(701)	9,008

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations	13,537	7,938	65	1,985	—	9,988	—	970	1,532	151	71	654	—	—	—
Partnerships and Community Renewal	4,226	1,924	—	481	—	2,405	—	228	45	—	—	256	—	—	—
Strategic Initiatives	13,150	5,774	—	1,443	—	7,217	—	321	765	982	3	64	—	—	—
Executive and Support Services	3,862	832	—	227	53	1,112	35	113	536	—	381	204	—	—	8
Minister’s Office	582	256	—	83	53	392	—	85	—	—	—	13	—	—	—
Corporate Services	3,280	576	—	144	—	720	35	28	536	—	381	191	—	—	8

Total	34,775	16,468	65	4,136	53	20,722	35	1,632	2,878	1,133	455	1,178	—	—	8

VOTE 12 Treaty and Other Agreements Funding

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	43,086	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	43,086	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	3,030	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	1,811	81	—	19	—	100	—	—	—	—	—	—	—	—	—

Total	4,841	81	—	19	—	100	—	—	—	—	—	—	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations	—	—	230	1	3,609	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(58)	(59)	13,537
Partnerships and Community Renewal	—	—	—	—	529	—	—	1,297	1,297	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	4,228
Strategic Initiatives	—	—	—	—	2,135	—	400	4,524	4,924	—	—	472	472	—	(1)	(1)	(1)	(401)	(402)	14,345
Executive and Support Services	—	—	—	—	1,277	—	—	—	—	—	—	1,999	1,999	—	(1)	(1)	(1)	(1)	(2)	4,385
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	92	92	—	—	—	—	—	—	582
Corporate Services	—	—	—	—	1,179	—	—	—	—	—	—	1,907	1,907	—	(1)	(1)	(1)	(1)	(2)	3,803

Total	—	—	230	1	7,550	—	400	5,821	6,221	—	—	2,471	2,471	—	(4)	(4)	(4)	(461)	(465)	36,495

VOTE 12 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	50,757	50,757	—	—	—	—	—	—	—	—	(8,303)	(8,303)	42,454

Total	—	—	—	—	—	—	—	50,757	50,757	—	—	—	—	—	—	—	—	(8,303)	(8,303)	42,454

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	2,830	2,830	—	—	—	—	—	—	—	—	—	—	2,830
First Nations Clean Energy Business Fund special account	—	—	—	—	—	—	—	396	396	—	—	—	—	—	—	—	—	—	—	496

Total	—	—	—	—	—	—	—	3,226	3,226	—	—	—	—	—	—	—	—	—	—	3,326

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,864,545	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	68,495	4,170	—	1,042	—	5,212	—	33	—	95	12	644	—	—	—
Executive and Support Services	20,215	11,184	—	2,816	53	14,053	90	437	635	1,142	1,608	630	1,000	19	8
Minister’s Office	596	284	—	90	53	427	—	105	—	—	15	43	—	—	—
Corporate Services	19,619	10,900	—	2,726	—	13,626	90	332	635	1,142	1,593	587	1,000	19	8

Total	1,953,255	15,354	—	3,858	53	19,265	90	470	635	1,237	1,620	1,274	1,000	19	8

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,829,326	21,776	1,863,962	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	1,846,961
Student Services Programs	—	—	—	—	784	52,702	5,910	3,888	62,500	—	—	1	1	—	—	—	(1)	(1)	(2)	68,495
Executive and Support Services	9	—	843	—	6,421	—	—	—	—	—	—	260	260	—	(1)	(1)	(104)	(414)	(518)	20,215
Minister’s Office	—	—	2	—	165	—	—	—	—	—	—	4	4	—	—	—	—	—	—	596
Corporate Services	9	—	841	—	6,256	—	—	—	—	—	—	256	256	—	(1)	(1)	(104)	(414)	(518)	19,619

Total	9	—	843	—	7,205	65,562	1,835,236	25,664	1,926,462	—	—	262	262	—	(17,001)	(17,001)	(106)	(416)	(522)	1,935,671

MINISTRY OF AGRICULTURE

($000)

VOTE 14 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	17,036	9,845	22	2,462	—	12,329	—	717	—	2,959	136	488	—	—	931
Corporate Governance, Policy and Legislation	3,449	2,602	—	651	—	3,253	—	72	—	110	23	43	—	—	—
Plant and Animal Health	5,509	3,459	21	865	—	4,345	—	60	—	203	9	58	—	—	402
Food Safety and Inspection	8,077	3,784	1	946	—	4,731	—	375	—	457	104	110	—	—	250
Growing Forward	1	—	—	—	—	—	—	210	—	2,189	—	277	—	—	279
Business Development	41,869	10,382	79	2,628	—	13,089	—	321	—	1,756	1,050	354	—	40	92
Sector Development and Management Services	4,107	2,023	29	506	—	2,558	—	114	—	252	47	84	—	—	91
Innovation and Adaptation Services	10,434	2,385	—	596	—	2,981	—	57	—	449	18	70	—	—	—
Business Risk Management	27,328	5,974	50	1,526	—	7,550	—	150	—	1,055	985	200	—	40	1
BC Farm Industry Review Board	896	446	—	111	—	557	177	30	—	99	4	30	—	—	—
Executive and Support Services	6,901	1,121	—	299	53	1,473	—	137	443	456	35	568	—	—	—
Minister’s Office	503	230	—	77	53	360	—	87	—	—	9	14	—	—	—
Corporate Services	6,398	891	—	222	—	1,113	—	50	443	456	26	554	—	—	—

Total	66,702	21,794	101	5,500	53	27,448	177	1,205	443	5,270	1,225	1,440	—	40	1,023

VOTE 15 Agricultural Land Commission

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,905	1,640	—	410	—	2,050	697	142	—	378	109	65	—	19	19

Total	2,905	1,640	—	410	—	2,050	697	142	—	378	109	65	—	19	19

Special Account(s)

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	18,500	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	18,500	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 14 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	388	—	333	—	5,952	59	—	10,106	10,165	—	—	274	274	—	(3)	(3)	(4)	(12,812)	(12,816)	15,901
Corporate Governance, Policy and Legislation	—	—	—	—	248	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(50)	(51)	3,450
Plant and Animal Health	110	—	245	—	1,087	—	—	638	638	—	—	1	1	—	(1)	(1)	(1)	(470)	(471)	5,599
Food Safety and Inspection	267	—	88	—	1,651	—	—	471	471	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	6,851
Growing Forward	11	—	—	—	2,966	59	—	8,997	9,056	—	—	271	271	—	—	—	(1)	(12,291)	(12,292)	1
Business Development	196	—	242	—	4,051	20,723	—	1,212	21,935	8,800	—	3,199	11,999	—	(3)	(3)	(3)	(10,549)	(10,552)	40,519
Sector Development and Management Services	124	—	185	—	897	87	—	532	619	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	4,072
Innovation and Adaptation Services	—	—	—	—	594	6,900	—	680	7,580	—	—	1	1	—	(1)	(1)	(1)	(235)	(236)	10,919
Business Risk Management	72	—	57	—	2,560	13,736	—	—	13,736	8,800	—	3,197	11,997	—	(1)	(1)	(1)	(10,313)	(10,314)	25,528
BC Farm Industry Review Board	—	—	1	—	341	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	896
Executive and Support Services	—	—	459	60	2,158	—	—	—	—	—	—	3,274	3,274	—	(1)	(1)	(1)	(2)	(3)	6,901
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	33	33	—	—	—	—	—	—	503
Corporate Services	—	—	459	60	2,048	—	—	—	—	—	—	3,241	3,241	—	(1)	(1)	(1)	(2)	(3)	6,398

Total	584	—	1,035	60	12,502	20,782	—	11,318	32,100	8,800	—	6,748	15,548	—	(8)	(8)	(9)	(23,364)	(23,373)	64,217

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	28	—	12	—	1,469	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(2)	(3)	3,516

Total	28	—	12	—	1,469	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(2)	(3)	3,516

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	19,551	19,551	—	—	—	—	(1)	(1)	20,800

Total	—	—	—	—	1,250	—	—	—	—	—	—	19,551	19,551	—	—	—	—	(1)	(1)	20,800

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 16 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Years Services	256,021	8,974	75	2,244	—	11,293	21	191	—	125	151	685	—	—	—
Services for Children and Youth with Special Needs	301,428	11,496	140	2,874	—	14,510	—	122	—	—	3	23	—	—	72
Child and Youth Mental Health Services	78,707	33,769	794	8,442	—	43,005	—	318	—	—	11	254	—	—	322
Child Safety, Family Support and Children in Care Services	498,120	94,529	1,601	23,632	—	119,762	—	1,073	9,417	—	—	46	—	7	—
Adoption Services	26,543	4,372	32	1,093	—	5,497	—	54	—	—	—	4	—	—	—
Youth Justice Services	46,127	30,414	1,081	7,658	—	39,153	—	327	—	—	36	161	—	—	1,240
Service Delivery Support	119,166	59,074	784	14,796	—	74,654	—	2,699	3,300	2,021	19,360	4,002	—	15	6
Executive and Support Services	18,704	11,021	158	2,774	53	14,006	—	203	15	52	368	589	—	—	—
Minister’s Office	589	329	—	101	53	483	—	48	—	—	8	6	—	—	—
Corporate Services	18,115	10,692	158	2,673	—	13,523	—	155	15	52	360	583	—	—	—

Total	1,344,816	253,649	4,665	63,513	53	321,880	21	4,987	12,732	2,198	19,929	5,764	—	22	1,640

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 16 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Years Services	—	—	65	—	1,238	13,745	126,755	114,581	255,081	—	—	—	—	—	—	—	—	(1)	(1)	267,611
Services for Children and Youth with Special Needs	20	—	—	—	240	—	13,978	274,615	288,593	—	—	1	1	—	(1)	(1)	(1)	(1,865)	(1,866)	301,477
Child and Youth Mental Health Services	70	—	—	—	975	—	136	37,232	37,368	—	—	2	2	—	(2,518)	(2,518)	—	(1)	(1)	78,831
Child Safety, Family Support and Children in Care Services	55	—	—	—	10,598	—	37,080	380,263	417,343	—	—	680	680	—	—	—	—	(48,829)	(48,829)	499,554
Adoption Services	—	—	—	—	58	—	223	20,785	21,008	—	—	—	—	—	—	—	—	—	—	26,563
Youth Justice Services	164	—	—	—	1,928	—	319	22,682	23,001	—	—	2	2	—	—	—	—	(17,884)	(17,884)	46,200
Service Delivery Support	1,923	—	3,834	2,147	39,307	—	—	1,491	1,491	—	—	2,108	2,108	—	(1)	(1)	—	(1)	(1)	117,558
Executive and Support Services	10	—	—	77	1,314	—	—	3,767	3,767	—	—	218	218	—	—	—	—	(680)	(680)	18,625
Minister’s Office	—	—	—	—	62	—	—	—	—	—	—	37	37	—	—	—	—	—	—	582
Corporate Services	10	—	—	77	1,252	—	—	3,767	3,767	—	—	181	181	—	—	—	—	(680)	(680)	18,043

Total	2,242	—	3,899	2,224	55,658	13,745	178,491	855,416	1,047,652	—	—	3,011	3,011	—	(2,520)	(2,520)	(1)	(69,261)	(69,262)	1,356,419

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 17 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	103,715	6,463	66	1,617	—	8,146	1,241	144	580	1,393	332	422	—	2	4,400
Local Government Services and Transfers	97,636	4,387	57	1,097	—	5,541	—	112	524	910	10	113	—	2	—
University Endowment Lands	5,576	771	8	193	—	972	—	4	27	463	32	44	—	—	4,400
Assessment Services	1	915	1	229	—	1,145	1,241	25	20	20	290	263	—	—	—
Assessment Policy and Support	502	390	—	98	—	488	—	3	9	—	—	2	—	—	—
Integrated Policy, Legislation and Operations	2,779	2,105	2	526	—	2,633	—	49	—	—	24	51	—	—	—
Arts, Culture, Gaming Grants and Sport	46,933	2,135	6	533	—	2,674	54	131	13	279	60	230	—	—	1
Sport	20,912	821	4	205	—	1,030	—	38	5	38	8	145	—	—	1
Arts, Culture and BC Arts Council	26,020	1,314	2	328	—	1,644	54	93	8	241	52	85	—	—	—
Community Gaming Grants	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,825	3,765	40	961	53	4,819	—	149	32	49	232	315	—	—	7
Minister’s Office	573	295	—	93	53	441	—	95	—	—	6	9	—	—	—
Corporate Services	5,252	3,470	40	868	—	4,378	—	54	32	49	226	306	—	—	7

Total	171,118	14,468	114	3,637	53	18,272	1,295	473	625	1,721	648	1,018	—	2	4,408

Special Account(s)

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 17 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	56	—	88	—	8,658	119,706	1,123	23,685	144,514	—	—	—	—	(6,442)	(301)	(6,743)	(2,599)	(8,411)	(11,010)	143,565
Local Government Services and Transfers	—	—	81	—	1,752	119,706	1,123	17,365	138,194	—	—	—	—	—	(1)	(1)	—	(8,000)	(8,000)	137,486
University Endowment Lands	56	—	—	—	5,026	—	—	6,320	6,320	—	—	—	—	(6,442)	—	(6,442)	—	(300)	(300)	5,576
Assessment Services	—	—	7	—	1,866	—	—	—	—	—	—	—	—	—	(300)	(300)	(2,599)	(111)	(2,710)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	502
Integrated Policy, Legislation and Operations	—	—	25	—	149	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,779
Arts, Culture, Gaming Grants and Sport	—	—	18	—	786	162,393	—	16,307	178,700	—	—	1	1	—	(1)	(1)	(1)	(135,476)	(135,477)	46,683
Sport	—	—	9	—	244	5,309	—	14,557	19,866	—	—	—	—	—	(1)	(1)	(1)	(476)	(477)	20,662
Arts, Culture and BC Arts Council	—	—	9	—	542	22,084	—	1,750	23,834	—	—	—	—	—	—	—	—	—	—	26,020
Community Gaming Grants	—	—	—	—	—	135,000	—	—	135,000	—	—	1	1	—	—	—	—	(135,000)	(135,000)	1
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	16	—	182	7	989	—	—	—	—	—	—	19	19	—	(1)	(1)	(1)	—	(1)	5,825
Minister’s Office	3	—	—	—	113	—	—	—	—	—	—	19	19	—	—	—	—	—	—	573
Corporate Services	13	—	182	7	876	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)	5,252

Total	72	—	313	7	10,582	282,099	1,123	51,858	335,080	—	—	20	20	(6,442)	(304)	(6,746)	(2,602)	(143,888)	(146,490)	210,718

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	2,500	—	1,700	4,200	6,442	—	—	6,442	—	—	—	—	—	—	10,642

MINISTRY OF EDUCATION

($000)

VOTE 18 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools Instruction	4,495,835	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Schools Administration	368,974	—	—	—	—	—	—	—	700	—	11,089	—	—	—	—
Learning Improvement Fund	60,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	280,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	78,075	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	45,765	20,345	9	5,116	53	25,523	13	1,208	620	6,750	6,207	2,842	773	802	24
Minister’s Office	565	311	—	97	53	461	—	70	—	—	6	7	—	—	—
Education and Corporate Services	45,200	20,034	9	5,019	—	25,062	13	1,138	620	6,750	6,201	2,835	773	802	24

Total	5,329,349	20,345	9	5,116	53	25,523	13	1,208	1,320	6,750	17,296	2,842	773	802	24

Special Account(s)

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund special account	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	6,400	3,009	—	752	—	3,761	200	36	500	427	271	267	298	—	—

Total	36,401	3,009	—	752	—	3,761	200	36	500	427	271	267	298	—	—

MINISTRY OF EDUCATION

($000)

VOTE 18 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools Instruction	—	—	—	—	—	95,888	4,347,620	64,327	4,507,835	—	—	—	—	—	—	—	—	(12,000)	(12,000)	4,495,835
Public Schools Administration	—	—	—	—	11,789	42,165	314,700	5,320	362,185	—	—	—	—	—	—	—	(5,000)	—	(5,000)	368,974
Learning Improvement Fund	—	—	—	—	—	—	75,000	—	75,000	—	—	—	—	—	—	—	—	—	—	75,000
Independent Schools	—	—	—	—	—	—	280,900	—	280,900	—	—	—	—	—	—	—	—	(200)	(200)	280,700
Transfers to Other Partners	—	—	—	—	—	63,683	15,575	9,283	88,541	—	—	—	—	—	—	—	(350)	(4,104)	(4,454)	84,087
Executive and Support Services	—	—	6,275	—	25,514	800	—	1,200	2,000	—	—	1,071	1,071	(1)	(644)	(645)	(961)	(6,737)	(7,698)	45,765
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	21	21	—	—	—	—	—	—	565
Education and Corporate Services	—	—	6,275	—	25,431	800	—	1,200	2,000	—	—	1,050	1,050	(1)	(644)	(645)	(961)	(6,737)	(7,698)	45,200

Total	—	—	6,275	—	37,303	202,536	5,033,795	80,130	5,316,461	—	—	1,071	1,071	(1)	(644)	(645)	(6,311)	(23,041)	(29,352)	5,350,361

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Children’s Education Fund special account	—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
Teachers Act Special Account	—	—	—	550	2,549	—	—	—	—	—	—	90	90	—	—	—	—	—	—	6,400
Total	—	—	—	550	2,549	—	30,000	—	30,000	1	—	90	91	—	—	—	—	—	—	36,401

MINISTRY OF ENERGY AND MINES

($000)

VOTE 19 Ministry Operations

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Mines and Mineral Resources	11,056	7,209	—	1,802	—	9,011	—	527	—	473	106	168	—	—	64
Electricity and Alternative Energy	2,949	2,106	—	526	—	2,632	—	95	—	113	47	57	—	—	—
Executive and Support Services	5,106	2,140	20	555	53	2,768	—	112	425	65	323	107	—	—	—
Minister’s Office	529	291	—	92	53	436	—	47	—	—	9	15	—	—	—
Corporate Services	4,577	1,849	20	463	—	2,332	—	65	425	65	314	92	—	—	—

Total	19,111	11,455	20	2,883	53	14,411	—	734	425	651	476	332	—	—	64

Special Account(s)

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	5,030	216	—	54	—	270	—	5	—	20	—	5	—	—	—

Total	5,030	216	—	54	—	270	—	5	—	20	—	5	—	—	—

MINISTRY OF ENERGY AND MINES

($000)

VOTE 19 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2014/15 Operating Expenses
Mines and Mineral Resources	299	—	374	—	2,011	—	—	—	—	—	—	37	37	—	(1)	(1)	(1)	(1)	(2)	11,056
Electricity and Alternative Energy	—	—	8	—	320	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,949
Executive and Support Services	—	—	49	6	1,087	—	—	—	—	—	—	1,253	1,253	—	(2)	(2)	(2)	(2)	(4)	5,102
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	21	21	—	(1)	(1)	(1)	(1)	(2)	525
Corporate Services	—	—	49	6	1,016	—	—	—	—	—	—	1,232	1,232	—	(1)	(1)	(1)	(1)	(2)	4,577

Total	299	—	431	6	3,418	—	—	—	—	—	—	1,290	1,290	—	(4)	(4)	(4)	(4)	(8)	19,107

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2014/15 Operating Expenses
Innovative Clean Energy Fund special account	—	—	—	—	30	—	—	2,000	2,000	—	—	—	—	—	—	—	—	—	—	2,300

Total	—	—	—	—	30	—	—	2,000	2,000	—	—	—	—	—	—	—	—	—	—	2,300

MINISTRY OF ENVIRONMENT

($000)

VOTE 20 Ministry Operations

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	8,324	16,823	294	4,305	—	21,422	—	886	—	1,703	198	768	—	—	381
Environmental Sustainability	19,083	9,815	42	2,454	—	12,311	—	653	—	3,595	303	286	—	—	700
BC Parks	31,422	11,926	131	3,044	—	15,101	—	614	—	350	100	400	—	18	6,906
Conservation Officer Service	16,714	9,907	45	2,533	—	12,485	—	624	—	336	220	332	—	—	630
Climate Action	3,271	3,285	—	821	—	4,106	—	124	—	1,168	882	110	—	—	10
Executive and Support Services	21,132	4,628	41	1,175	53	5,897	—	152	1,429	118	1,337	556	—	—	57
Minister’s Office	561	309	—	96	53	458	—	75	—	—	—	12	—	—	—
Corporate Services	20,571	4,319	41	1,079	—	5,439	—	77	1,429	118	1,337	544	—	—	57

Total	99,946	56,384	553	14,332	53	71,322	—	3,053	1,429	7,270	3,040	2,452	—	18	8,684

VOTE 21 Environmental Assessment Office

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	8,754	6,672	62	1,675	—	8,409	—	446	500	1,397	100	140	—	—	2

Total	8,754	6,672	62	1,675	—	8,409	—	446	500	1,397	100	140	—	—	2

Special Account(s)

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	1,500	—	—	—	—	—	—	—	—	1,800	—	—	—	—	—
Sustainable Environment Fund	18,935	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	20,435	—	—	—	—	—	—	—	—	1,800	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 20 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2014/15 Operating Expenses
Environmental Protection	782	—	424	14	5,156	100	—	428	528	—	—	13	13	(17,630)	(1)	(17,631)	(1)	(199)	(200)	9,288
Environmental Sustainability	280	—	1,132	4	6,953	90	—	3,379	3,469	—	—	3	3	—	(151)	(151)	(25)	(3,477)	(3,502)	19,083
BC Parks	736	—	7,741	—	16,865	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(233)	(234)	31,751
Conservation Officer Service	1,283	—	911	—	4,336	—	—	—	—	—	—	15	15	—	(1)	(1)	(1)	(120)	(121)	16,714
Climate Action	—	—	10	—	2,304	—	—	—	—	—	—	168	168	(1,305)	(2,000)	(3,305)	(1)	(1)	(2)	3,271
Executive and Support Services	173	—	1,132	199	5,153	60	—	—	60	—	—	10,029	10,029	—	(1)	(1)	(1)	(1)	(2)	21,136
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	20	20	—	—	—	—	—	—	565
Corporate Services	173	—	1,132	199	5,066	60	—	—	60	—	—	10,009	10,009	—	(1)	(1)	(1)	(1)	(2)	20,571

Total	3,254	—	11,350	217	40,767	250	—	3,807	4,057	—	—	10,248	10,248	(18,935)	(2,155)	(21,090)	(30)	(4,031)	(4,061)	101,243

VOTE 21 Environmental Assessment Office

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2014/15 Operating Expenses
Environmental Assessment Office	—	—	20	3	2,608	700	—	—	700	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	11,714

Total	—	—	20	3	2,608	700	—	—	700	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	11,714

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2014/15 Operating Expenses
Park Enhancement Fund special account	—	—	—	—	1,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,800
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	18,935

Total	—	—	—	—	1,800	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	20,735

MINISTRY OF FINANCE

($000)

VOTE 22 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	6,709	4,946	57	1,236	—	6,239	—	35	72	152	118	87	—	86	—
Office of the Comptroller General	19,908	9,262	154	2,316	—	11,732	5	38	116	29	10,205	343	—	12	—
Office of the Comptroller General	5,931	4,935	89	1,235	—	6,259	5	31	114	29	181	99	—	12	—
Corporate Accounting Services	13,977	4,327	65	1,081	—	5,473	—	7	2	—	10,024	244	—	—	—
Treasury	1	6,245	46	1,611	—	7,902	—	49	180	840	3,519	815	—	—	—
Revenue Division	66,066	33,197	629	8,298	—	42,124	—	180	3,319	81,580	2,250	7,226	—	5	17
Policy and Legislation	4,975	11,884	68	2,972	—	14,924	101	429	1,216	2,420	845	1,058	—	2	—
Policy and Legislation	4,974	3,594	12	899	—	4,505	—	125	741	128	19	447	—	1	—
Financial Institutions Commission	1	8,290	56	2,073	—	10,419	101	304	475	2,292	826	611	—	1	—
Public Sector Employers’ Council Secretariat	16,640	1,633	6	408	—	2,047	—	60	65	25	78	51	—	—	—
Internal Audit and Crown Governance	3,164	3,107	—	777	—	3,884	—	79	2	30	37	35	—	—	—
Executive and Support Services	11,393	7,075	105	1,809	53	9,042	—	811	43	108	558	260	773	—	22
Minister’s Office	681	424	3	125	53	605	—	28	—	—	9	20	—	—	—
Corporate Services	10,712	6,651	102	1,684	—	8,437	—	783	43	108	549	240	773	—	22

Total	128,856	77,349	1,065	19,427	53	97,894	106	1,681	5,013	85,184	17,610	9,875	773	105	39

VOTE 23 Gaming Policy and Enforcement

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Gaming Policy and Enforcement	19,819	10,432	76	2,607	—	13,115	—	476	333	312	524	655	—	90	2
Gaming Policy and Enforcement Operations	19,818	10,432	76	2,607	—	13,115	—	476	333	312	524	655	—	90	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	19,819	10,432	76	2,607	—	13,115	—	476	333	312	524	655	—	90	2

MINISTRY OF FINANCE

($000)

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	593	—	—	—	—	—	—	9	9	—	(125)	(125)	(1)	(6)	(7)	6,709
Office of the Comptroller General	—	—	471	—	11,219	—	—	—	—	—	—	1	1	—	(2,985)	(2,985)	(58)	(1)	(59)	19,908
Office of the Comptroller General	—	—	101	—	572	—	—	—	—	—	—	1	1	—	(899)	(899)	(1)	(1)	(2)	5,931
Corporate Accounting Services	—	—	370	—	10,647	—	—	—	—	—	—	—	—	—	(2,086)	(2,086)	(57)	—	(57)	13,977
Treasury	—	—	384	1	5,788	—	—	—	—	—	—	27,793	27,793	—	(10,743)	(10,743)	(1,135)	(29,604)	(30,739)	1
Revenue Division	330	—	10,235	10	105,152	3	400	7,537	7,940	—	—	49,706	49,706	—	(1,466)	(1,466)	(2)	(138,888)	(138,890)	64,566
Policy and Legislation	37	—	3	1,310	7,421	—	—	—	—	—	—	793	793	—	(1,165)	(1,165)	(1)	(16,997)	(16,998)	4,975
Policy and Legislation	30	—	—	—	1,491	—	—	—	—	—	—	294	294	—	(1,165)	(1,165)	(1)	(150)	(151)	4,974
Financial Institutions Commission	7	—	3	1,310	5,930	—	—	—	—	—	—	499	499	—	—	—	—	(16,847)	(16,847)	1
Public Sector Employers’ Council Secretariat	—	—	—	—	279	14,324	—	—	14,324	—	—	10	10	—	—	—	—	(20)	(20)	16,640
Internal Audit and Crown Governance	—	—	—	—	183	—	—	—	—	—	—	2	2	—	(755)	(755)	(149)	(1)	(150)	3,164
Executive and Support Services	12	—	31	—	2,618	170	—	—	170	—	—	180	180	—	(610)	(610)	(1)	(1)	(2)	11,398
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	24	24	—	—	—	—	—	—	686
Corporate Services	12	—	31	—	2,561	170	—	—	170	—	—	156	156	—	(610)	(610)	(1)	(1)	(2)	10,712

Total	379	—	11,167	1,321	133,253	14,497	400	7,537	22,434	—	—	78,494	78,494	—	(17,849)	(17,849)	(1,347)	(185,518)	(186,865)	127,361

VOTE 23 Gaming Policy and Enforcement

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Gaming Policy and Enforcement	8	—	444	—	2,844	9,700	—	110,605	120,305	—	—	27	27	—	—	—	—	(116,472)	(116,472)	19,819
Gaming Policy and Enforcement Operations	8	—	444	—	2,844	—	—	9,105	9,105	—	—	27	27	—	—	—	—	(5,273)	(5,273)	19,818
Distribution of Gaming Proceeds	—	—	—	—	—	9,700	—	101,500	111,200	—	—	—	—	—	—	—	—	(111,199)	(111,199)	1

Total	8	—	444	—	2,844	9,700	—	110,605	120,305	—	—	27	27	—	—	—	—	(116,472)	(116,472)	19,819

MINISTRY OF FINANCE

($000)

VOTE 24 Public Service Agency

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Service Agency	50,807	23,144	213	5,786	—	29,143	—	905	186	1,113	19,998	1,983	350	—	—
Business Performance	22,289	2,017	22	504	—	2,543	—	76	55	30	19,534	109	—	—	—
Service Operations	9,478	7,515	73	1,879	—	9,467	—	164	—	29	58	139	—	—	—
Talent Management	13,299	9,722	109	2,431	—	12,262	—	398	—	996	247	1,451	350	—	—
Employee Relations	4,078	2,845	1	711	—	3,557	—	255	125	—	23	124	—	—	—
Corporate Services	1,663	1,045	8	261	—	1,314	—	12	6	58	136	160	—	—	—

Total	50,807	23,144	213	5,786	—	29,143	—	905	186	1,113	19,998	1,983	350	—	—

VOTE 25 Benefits

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	6,125	—	489,776	—	495,901	—	172	1,750	681	37	190	—	—	—
Pension Contribution and Retirement Benefits	268,549	—	—	287,852	—	287,852	—	—	—	—	—	—	—	—	—
Employee Health Benefits	108,522	—	—	164,600	—	164,600	—	—	—	—	—	—	—	—	—
Long Term Disability	28,250	—	—	32,678	—	32,678	—	—	—	—	—	—	—	—	—
Other Benefits	4,865	—	—	3,115	—	3,115	—	—	1,750	—	—	—	—	—	—
Benefits Administration	7,428	6,125	—	1,531	—	7,656	—	172	—	681	37	190	—	—	—
Recoveries	(417,613)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	6,125	—	489,776	—	495,901	—	172	1,750	681	37	190	—	—	—

Special Account(s)

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management Account	4,191	3,208	5	802	—	4,015	—	100	1,070	843	518	162	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,201	3,208	5	802	—	4,015	—	100	1,070	843	518	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 24 Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Service Agency	—	—	1,051	93	25,679	—	—	—	—	—	—	6,218	6,218	—	(9,163)	(9,163)	(913)	(157)	(1,070)	50,807
Business Performance	—	—	986	10	20,800	—	—	—	—	—	—	10	10	—	—	—	(913)	(151)	(1,064)	22,289
Service Operations	—	—	6	—	396	—	—	—	—	—	—	25	25	—	(410)	(410)	—	—	—	9,478
Talent Management	—	—	2	83	3,527	—	—	—	—	—	—	6,060	6,060	—	(8,550)	(8,550)	—	—	—	13,299
Employee Relations	—	—	—	—	527	—	—	—	—	—	—	3	3	—	(3)	(3)	—	(6)	(6)	4,078
Corporate Services	—	—	57	—	429	—	—	—	—	—	—	120	120	—	(200)	(200)	—	—	—	1,663

Total	—	—	1,051	93	25,679	—	—	—	—	—	—	6,218	6,218	—	(9,163)	(9,163)	(913)	(157)	(1,070)	50,807

VOTE 25 Benefits

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	2,830	—	—	350	350	—	—	10	10	—	(435,570)	(435,570)	(750)	(62,770)	(63,520)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,577)	(6,577)	281,275
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54,823)	(54,823)	109,777
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(737)	(737)	31,941
Other Benefits	—	—	—	—	1,750	—	—	—	—	—	—	—	—	—	—	—	—	(287)	(287)	4,578
Benefits Administration	—	—	—	—	1,080	—	—	350	350	—	—	10	10	—	(750)	(750)	(750)	(346)	(1,096)	7,250
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(434,820)	(434,820)	—	—	—	(434,820)

Total	—	—	—	—	2,830	—	—	350	350	—	—	10	10	—	(435,570)	(435,570)	(750)	(62,770)	(63,520)	1

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management Account	650	—	391	—	3,734	—	—	—	—	—	—	45,873	45,873	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,191
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	3,734	—	—	—	—	—	—	45,883	45,883	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,201

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 26 Ministry Operations

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	58,379	33,843	182	8,462	—	42,487	—	1,304	—	6,274	565	1,468	—	4	3,395
Resource Stewardship	66,953	18,322	130	4,580	—	23,032	—	953	—	67,071	258	1,077	—	7	3,757
Tenures, Competitiveness and Innovation	13,469	5,958	86	1,489	—	7,533	—	276	—	4,803	101	126	—	—	7
Timber Operations, Pricing and First Nations	23,642	5,976	44	1,495	—	7,515	—	269	—	599	30	64	—	—	20
Regional Operations	114,777	85,991	902	21,498	—	108,391	—	2,465	—	5,573	368	2,042	—	17	936
Executive and Support Services	63,147	37,020	321	9,277	53	46,671	—	520	4,752	423	6,611	2,033	—	—	842
Minister’s Office	687	262	—	84	53	399	—	102	—	—	17	25	—	—	—
Corporate Services	62,460	36,758	321	9,193	—	46,272	—	418	4,752	423	6,594	2,008	—	—	842

Total	340,367	187,110	1,665	46,801	53	235,629	—	5,787	4,752	84,743	7,933	6,810	—	28	8,957

VOTE 27 Direct Fire

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	63,165	30,458	4,247	7,615	—	42,320	—	1,261	1,000	3,437	145	577	—	149	7,882

Total	63,165	30,458	4,247	7,615	—	42,320	—	1,261	1,000	3,437	145	577	—	149	7,882

Special Account(s)

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	157,791	16,667	303	4,167	—	21,137	—	549	—	50,329	579	590	—	20	850
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	40	—	1,386	—	10	—	—	110

Total	157,811	16,667	303	4,167	—	21,137	—	589	—	51,715	579	600	—	20	960

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 26 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2014/15 Operating Expenses
Integrated Resource Operations	1,019	—	786	606	15,421	—	—	3,666	3,666	—	—	27	27	—	(585)	(585)	(1)	(2,135)	(2,136)	58,880
Resource Stewardship	2,276	10	39	55	75,503	460	—	20	480	5,799	—	50,001	55,800	(100)	(493)	(593)	(1)	(59,438)	(59,439)	94,783
Tenures, Competitiveness and Innovation	18	—	5	—	5,336	10	—	4,655	4,665	—	—	—	—	—	(1)	(1)	(751)	(3,000)	(3,751)	13,782
Timber Operations, Pricing and First Nations	86	9,999	5,477	—	16,544	—	—	81	81	—	—	—	—	(400)	(1)	(401)	(1)	(1)	(2)	23,737
Regional Operations	1,843	413	407	4	14,068	2,142	—	150	2,292	—	—	—	—	(1,504)	(535)	(2,039)	—	(5,448)	(5,448)	117,264
Executive and Support Services	5,815	—	16,684	480	38,160	—	—	—	—	1	—	1,245	1,246	(5,900)	(15,797)	(21,697)	(1)	(480)	(481)	63,899
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	147	147	—	—	—	—	—	—	690
Corporate Services	5,815	—	16,684	480	38,016	—	—	—	—	1	—	1,098	1,099	(5,900)	(15,797)	(21,697)	(1)	(480)	(481)	63,209

Total	11,057	10,422	23,398	1,145	165,032	2,612	—	8,572	11,184	5,800	—	51,273	57,073	(7,904)	(17,412)	(25,316)	(755)	(70,502)	(71,257)	372,345

VOTE 27 Direct Fire

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2014/15 Operating Expenses
Direct Fire	20,465	—	—	—	34,916	—	—	—	—	—	—	1	1	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,165

Total	20,465	—	—	—	34,916	—	—	—	—	—	—	1	1	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,165

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2014/15 Operating Expenses
BC Timber Sales Account	1,340	—	28,233	30	82,520	—	—	10	10	9,704	—	48,184	57,888	(5,800)	(1)	(5,801)	—	(1)	(1)	155,753
Crown Land special account	—	—	—	—	—	14,788	—	—	14,788	—	—	20	20	—	—	—	—	(14,788)	(14,788)	20
Forest Stand Management Fund	28	—	—	—	1,574	—	—	—	—	—	—	—	—	—	—	—	—	(1,574)	(1,574)	—

Total	1,368	—	28,233	30	84,094	14,788	—	10	14,798	9,704	—	48,204	57,908	(5,800)	(1)	(5,801)	—	(16,363)	(16,363)	155,773

MINISTRY OF HEALTH

($000)

VOTE 28 Ministry Operations

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	16,325,126	4,542	50	1,136	—	5,728	—	88	65	40,138	578	830	—	17	39
Regional Services	11,121,315	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	3,982,075	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,179,232	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	35,560	—	—	—	—	—	—	—	—	39,802	—	—	—	—	—
Vital Statistics	6,944	4,542	50	1,136	—	5,728	—	88	65	335	578	830	—	17	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	225,572	85,710	557	21,446	53	107,766	3,014	2,198	7,317	32,593	45,902	5,633	—	201	85
Minister’s Office	714	384	—	115	53	552	—	87	—	—	15	24	—	—	—
Stewardship and Corporate Services	224,858	85,326	557	21,331	—	107,214	3,014	2,111	7,317	32,593	45,887	5,609	—	201	85

Total	16,403,448	90,252	607	22,582	53	113,494	3,014	2,286	7,382	72,731	46,480	6,463	—	218	124

Special Account(s)

Description	Total 2013/14 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 28 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	6	—	300	13	42,074	6,852	11,060,981	5,877,467	16,945,300	—	—	231	231	—	(338)	(338)	(141,001)	(141,798)	(282,799)	16,710,196
Regional Services	—	—	—	—	1	6,852	11,060,981	527,283	11,595,116	—	—	—	—	—	—	—	(1)	(71,341)	(71,342)	11,523,775
Medical Services Plan	—	—	—	—	—	—	—	4,229,832	4,229,832	—	—	—	—	—	—	—	(141,000)	(27,000)	(168,000)	4,061,832
PharmaCare	—	—	—	—	—	—	—	1,120,352	1,120,352	—	—	1	1	—	—	—	—	(40,900)	(40,900)	1,079,453
Health Benefits Operations	—	—	—	—	39,802	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	38,052
Vital Statistics	6	—	300	13	2,271	—	—	—	—	—	—	230	230	—	(338)	(338)	—	(807)	(807)	7,084
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	45	—	27,721	715	125,424	32	604	2,211	2,847	—	—	2,382	2,382	—	(3)	(3)	(114)	(12,428)	(12,542)	225,874
Minister’s Office	—	—	—	—	126	—	—	—	—	—	—	41	41	—	—	—	—	—	—	719
Stewardship and Corporate Services	45	—	27,721	715	125,298	32	604	2,211	2,847	—	—	2,341	2,341	—	(3)	(3)	(114)	(12,428)	(12,542)	225,155

Total	51	—	28,021	728	167,498	6,884	11,061,585	5,879,678	16,948,147	—	—	2,613	2,613	(147,250)	(341)	(147,591)	(141,115)	(154,226)	(295,341)	16,788,820

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 29 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
International Trade and Investment	10,761	3,151	18	788	—	3,957	—	389	—	4,219	194	447	—	—	1
International Strategy and Competitiveness	5,732	2,323	40	580	—	2,943	—	148	1,810	258	69	270	—	—	—
Multiculturalism	625	418	30	104	—	552	35	20	10	55	15	141	—	—	—
Transfers to Crown Corporations and Agencies	17,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	17,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,717	1,034	—	277	53	1,364	—	135	13	10	75	77	—	—	—
Minister’s Office	597	312	—	97	53	462	—	75	—	—	10	15	—	—	—
Corporate Services	1,120	722	—	180	—	902	—	60	13	10	65	62	—	—	—

Total	36,135	6,926	88	1,749	53	8,816	35	692	1,833	4,542	353	935	—	—	1

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 29 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
International Trade and Investment Attraction	—	—	70	1,434	6,754	—	—	53	53	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,761
Competitiveness	—	—	200	—	2,755	34	—	—	34	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,732
Multiculturalism	—	—	—	—	276	—	—	1,637	1,637	—	—	6	6	—	(1,845)	(1,845)	—	(1)	(1)	625
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	17,300	17,300	—	—	—	—	—	—	—	—	—	—	17,300
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	17,300	17,300	—	—	—	—	—	—	—	—	—	—	17,300
Executive and Support Services	—	—	—	—	310	—	—	—	—	—	—	45	45	—	(1)	(1)	(1)	—	(1)	1,717
Minister’s Office	—	—	—	—	100	—	—	—	—	—	—	35	35	—	—	—	—	—	—	597
Corporate Services	—	—	—	—	210	—	—	—	—	—	—	10	10	—	(1)	(1)	(1)	—	(1)	1,120

Total	—	—	270	1,434	10,095	34	—	18,990	19,024	—	—	54	54	—	(1,848)	(1,848)	(3)	(3)	(6)	36,135

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 30 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Market and Immigration Initiatives	17,248	10,200	49	2,552	—	12,801	—	587	48	3,087	2,493	377	1,672	—	—
Strategy, Policy and Priorities	2,360	1,652	49	414	—	2,115	—	139	—	57	—	97	—	—	—
Immigration	11,651	4,558	—	1,140	—	5,698	—	250	20	200	45	142	—	—	—
Labour Market Programs	3,236	2,275	—	569	—	2,844	—	171	28	2,530	1,597	102	1,672	—	—
Labour Market Agreement	1	1,715	—	429	—	2,144	—	27	—	300	851	36	—	—	—
Tourism and Small Business	7,470	2,479	4	620	—	3,103	15	55	1	691	394	105	—	—	—
Tourism Policy	1,294	845	4	212	—	1,061	—	35	—	157	14	30	—	—	—
Creative BC	2,472	94	—	23	—	117	—	—	1	—	—	—	—	—	—
Small Business	3,704	1,540	—	385	—	1,925	15	20	—	534	380	75	—	—	—
Major Investments Office	2,871	1,498	—	375	—	1,873	—	70	—	904	—	25	—	—	—
Economic Development	6,800	4,285	13	1,070	—	5,368	250	260	20	533	73	127	—	—	—
Economic Development	5,914	3,843	11	960	—	4,814	250	195	20	458	67	107	—	—	—
Mountain Pine Beetle Epidemic Response	886	442	2	110	—	554	—	65	—	75	6	20	—	—	—
Transfers to Crown Corporations and Agencies	145,418	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	50,974	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	94,444	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	3,881	3,073	71	801	91	4,036	—	180	41	31	191	134	—	—	—
Ministers’ Offices	923	430	10	140	91	671	—	125	—	—	8	18	—	—	—
Corporate Services	2,958	2,643	61	661	—	3,365	—	55	41	31	183	116	—	—	—

Total	183,688	21,535	137	5,418	91	27,181	265	1,152	110	5,246	3,151	768	1,672	—	—

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Market and Immigration Initiatives	—	—	39	10	8,313	—	—	64,085	64,085	—	—	15,533	15,533	—	(15,096)	(15,096)	—	(68,388)	(68,388)	17,248
Strategy, Policy and Priorities	—	—	10	—	303	—	—	—	—	—	—	—	—	—	(57)	(57)	—	(1)	(1)	2,360
Immigration	—	—	24	10	691	—	—	8,040	8,040	—	—	—	—	—	(78)	(78)	—	(2,700)	(2,700)	11,651
Labour Market Programs	—	—	—	—	6,100	—	—	9,220	9,220	—	—	33	33	—	(14,961)	(14,961)	—	—	—	3,236
Labour Market Agreement	—	—	5	—	1,219	—	—	46,825	46,825	—	—	15,500	15,500	—	—	—	—	(65,687)	(65,687)	1
Tourism and Small Business	—	—	—	—	1,261	147	—	2,977	3,124	—	—	2	2	—	(15)	(15)	(2)	(3)	(5)	7,470
Tourism Policy	—	—	—	—	236	—	—	—	—	—	—	2	2	—	(1)	(1)	(2)	(2)	(4)	1,294
Creative BC	—	—	—	—	1	147	—	2,208	2,355	—	—	—	—	—	—	—	—	(1)	(1)	2,472
Small Business	—	—	—	—	1,024	—	—	769	769	—	—	—	—	—	(14)	(14)	—	—	—	3,704
Major Investments Office	—	—	—	—	999	—	—	—	—	—	—	—	—	—	—	—	(1)	—	(1)	2,871
Economic Development	—	—	5	—	1,268	—	—	—	—	—	—	167	167	—	(1)	(1)	(1)	(1)	(2)	6,800
Economic Development	—	—	5	—	1,102	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	5,914
Mountain Pine Beetle Epidemic Response	—	—	—	—	166	—	—	—	—	—	—	166	166	—	—	—	—	—	—	886
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	145,418	145,418	—	—	—	—	—	—	—	—	—	—	145,418
Destination BC Corp.	—	—	—	—	—	—	—	50,974	50,974	—	—	—	—	—	—	—	—	—	—	50,974
Industry Training Authority	—	—	—	—	—	—	—	94,444	94,444	—	—	—	—	—	—	—	—	—	—	94,444
Executive and Support Services	—	—	83	10	670	—	—	—	—	—	—	176	176	—	(1)	(1)	(1,000)	—	(1,000)	3,881
Ministers’ Offices	—	—	1	—	152	—	—	—	—	—	—	100	100	—	—	—	—	—	—	923
Corporate Services	—	—	82	10	518	—	—	—	—	—	—	76	76	—	(1)	(1)	(1,000)	—	(1,000)	2,958

Total	—	—	127	20	12,511	147	—	212,480	212,627	—	—	15,878	15,878	—	(15,113)	(15,113)	(1,004)	(68,392)	(69,396)	183,688

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Labour Programs

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	14,697	27,740	132	6,994	—	34,866	492	676	611	621	2,147	1,062	—	12	—
Employment Standards	7,833	5,706	50	1,427	—	7,183	—	200	—	—	100	254	—	—	—
Labour Relations Board	4,630	3,611	15	924	—	4,550	110	78	—	4	39	111	—	—	—
WorkSafeBC Funded Services	1	16,191	58	4,085	—	20,334	382	324	—	541	1,968	647	—	12	—
Corporate Services	2,233	2,232	9	558	—	2,799	—	74	611	76	40	50	—	—	—

Total	14,697	27,740	132	6,994	—	34,866	492	676	611	621	2,147	1,062	—	12	—

Special Account(s)

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Labour Programs

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	50	—	652	—	6,323	—	—	50	50	—	—	402	402	—	(503)	(503)	—	(26,441)	(26,441)	14,697
Employment Standards	50	—	146	—	750	—	—	—	—	—	—	—	—	—	—	—	—	(100)	(100)	7,833
Labour Relations Board	—	—	13	—	355	—	—	—	—	—	—	—	—	—	—	—	—	(275)	(275)	4,630
WorkSafeBC Funded Services	—	—	491	—	4,365	—	—	—	—	—	—	402	402	—	(1)	(1)	—	(25,099)	(25,099)	1
Corporate Services	—	—	2	—	853	—	—	50	50	—	—	—	—	—	(502)	(502)	—	(967)	(967)	2,233

Total	50	—	652	—	6,323	—	—	50	50	—	—	402	402	—	(503)	(503)	—	(26,441)	(26,441)	14,697

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF JUSTICE

($000)

VOTE 32 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	106,190	12,454	—	3,113	—	15,567	—	176	12	548	191	348	—	—	—
Prosecution Services	112,914	81,418	548	20,354	—	102,320	1,779	1,342	—	4,417	153	2,594	—	—	375
Court Services	96,421	64,518	888	16,375	—	81,781	2,098	1,344	—	2,631	1,690	2,734	—	—	916
Legal Services	17,571	37,128	485	9,332	—	46,945	20	856	—	35,374	602	2,013	—	127	—
Corrections	213,456	122,610	3,651	30,773	—	157,034	—	1,252	1,431	3,679	1,957	2,367	—	—	9,257
Policing and Security Programs	342,089	6,938	25	1,735	—	8,698	—	184	264	1,048	473	646	—	—	518
Victim Services and Crime Prevention	40,210	5,220	74	1,305	—	6,599	—	100	36	505	116	209	—	—	—
Emergency Management BC	26,736	9,664	79	2,416	—	12,159	55	256	43	6,835	430	364	—	—	39
Office of the Superintendent of Motor Vehicles	4,150	7,059	6	1,765	—	8,830	—	45	445	83	112	134	—	—	—
Liquor Control and Licensing	1	6,860	3	1,715	—	8,578	—	238	147	500	338	338	—	—	55
Agencies, Boards and Commissions	13,295	2,601	4	650	—	3,255	947	81	—	710	29	145	—	2	—
Executive and Support Services	34,885	19,184	45	4,826	53	24,108	—	409	932	181	4,071	475	—	12	5
Minister’s Office	1,087	416	—	123	53	592	—	144	—	—	—	40	—	—	3
Corporate Services	33,798	18,768	45	4,703	—	23,516	—	265	932	181	4,071	435	—	12	2

Total	1,007,918	375,654	5,808	94,359	53	475,874	4,899	6,283	3,310	56,511	10,162	12,367	—	141	11,165

VOTE 33 Judiciary

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	68,109	48,539	95	12,135	—	60,769	1,803	1,424	—	228	1,418	1,450	—	3	90
Superior Courts	14,350	9,508	65	2,377	—	11,950	—	136	—	71	1,211	545	—	—	16
Provincial Courts	53,759	39,031	30	9,758	—	48,819	1,803	1,288	—	157	207	905	—	3	74

Total	68,109	48,539	95	12,135	—	60,769	1,803	1,424	—	228	1,418	1,450	—	3	90

VOTE 34 Crown Proceeding Act

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JUSTICE

($000)

VOTE 32 Ministry Operations

‘																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	56	—	655	1	1,987	158	—	95,086	95,244	—	—	59	59	—	(1,200)	(1,200)	(10)	(3,492)	(3,502)	108,155
Prosecution Services	88	—	260	300	11,308	—	—	—	—	—	—	927	927	(1,688)	—	(1,688)	—	—	—	112,867
Court Services	1,475	—	3,278	261	16,427	—	—	—	—	—	—	727	727	—	—	—	—	(2,852)	(2,852)	96,083
Legal Services	—	—	93	—	39,085	—	—	—	—	—	—	313	313	—	(68,500)	(68,500)	(290)	(10)	(300)	17,543
Corrections	1,000	—	7,504	224	28,671	—	—	39,729	39,729	—	—	182	182	—	(264)	(264)	—	(6,044)	(6,044)	219,308
Policing and Security Programs	101	—	215	4	3,453	72	—	366,736	366,808	—	—	66	66	—	(1,585)	(1,585)	(1)	(27,757)	(27,758)	349,682
Victim Services and Crime Prevention	—	—	155	—	1,121	125	12,343	30,119	42,587	—	—	—	—	(9,816)	(1)	(9,817)	—	(300)	(300)	40,190
Emergency Management BC	113	—	214	1	8,350	—	—	13,884	13,884	—	—	3	3	—	(2,572)	(2,572)	(1)	(5,121)	(5,122)	26,702
Office of the Superintendent of Motor Vehicles	—	—	6	1	826	—	—	1,901	1,901	—	—	1,603	1,603	—	(1)	(1)	(1)	(4,035)	(4,036)	9,123
Liquor Control and Licensing	196	—	49	128	1,989	—	—	—	—	—	—	873	873	—	—	—	—	(11,439)	(11,439)	1
Agencies, Boards and Commissions	—	—	30	—	1,944	—	—	—	—	8,893	—	—	8,893	—	(1)	(1)	(1)	(795)	(796)	13,295
Executive and Support Services	155	—	1,707	636	8,583	—	—	—	—	—	—	979	979	—	(1,422)	(1,422)	(2)	(2)	(4)	32,244
Minister’s Office	—	—	5	—	192	—	—	—	—	—	—	278	278	—	—	—	—	—	—	1,062
Corporate Services	155	—	1,702	636	8,391	—	—	—	—	—	—	701	701	—	(1,422)	(1,422)	(2)	(2)	(4)	31,182

Total	3,184	—	14,166	1,556	123,744	355	12,343	547,455	560,153	8,893	—	5,732	14,625	(11,504)	(75,546)	(87,050)	(306)	(61,847)	(62,153)	1,025,193

VOTE 33 Judiciary

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	649	—	7,135	4	—	175	179	—	—	26	26	—	—	—	—	—	—	68,109
Superior Courts	4	—	400	—	2,383	—	—	—	—	—	—	17	17	—	—	—	—	—	—	14,350
Provincial Courts	66	—	249	—	4,752	4	—	175	179	—	—	9	9	—	—	—	—	—	—	53,759

Total	70	—	649	—	7,135	4	—	175	179	—	—	26	26	—	—	—	—	—	—	68,109

VOTE 34 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF JUSTICE

($000)

VOTE 35 Independent Investigations Office

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	10,100	4,726	—	1,369	—	6,095	—	161	50	111	171	208	—	—	4

Total	10,100	4,726	—	1,369	—	6,095	—	161	50	111	171	208	—	—	4

VOTE 36 British Columbia Utilities Commission

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,630	231	703	—	3,564	436	87	—	1,612	244	249	—	25	—

Total	1	2,630	231	703	—	3,564	436	87	—	1,612	244	249	—	25	—

VOTE 37 Emergency Program Act

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,478	697	300	301	—	1,298	—	150	5	3,000	190	71	—	—	2,051

Total	14,478	697	300	301	—	1,298	—	150	5	3,000	190	71	—	—	2,051

Special Account(s)

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	462	—	116	—	578	—	43	1,873	—	24	40	—	22	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	8,893	15,443	169	3,861	—	19,473	—	133	—	2,023	1,316	624	—	14	26
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,678	15,905	169	3,977	—	20,051	—	176	1,873	2,023	1,354	705	—	36	501

MINISTRY OF JUSTICE

($000)

VOTE 35 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	100	—	245	945	1,995	—	—	—	—	—	—	10	10	—	—	—	—	—	—	8,100

Total	100	—	245	945	1,995	—	—	—	—	—	—	10	10	—	—	—	—	—	—	8,100

VOTE 36 British Columbia Utilities Commission

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	456	3,110	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

Total	—	—	1	456	3,110	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

VOTE 37 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	1,880	—	134	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Total	1,880	—	134	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	2,002	1,282	—	—	1,282	—	—	130	130	—	—	—	—	(3,992)	(3,992)	—
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	—	—	633	308	5,077	—	—	—	—	—	—	351	351	—	—	—	—	(16,008)	(16,008)	8,893
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	693	308	7,784	3,282	—	476	3,758	11,504	—	581	12,085	—	—	—	—	(20,000)	(20,000)	23,678

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 38 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Upstream Development	12,482	3,735	—	934	—	4,669	23	281	—	429	178	76	—	—	69
Liquefied Natural Gas	—	1,663	—	416	—	2,079	—	169	—	1,215	208	204	—	—	—
Oil and Strategic Initiatives	1,012	675	—	169	—	844	—	50	—	60	24	37	—	—	—
Executive and Support Services	2,308	664	20	184	53	921	—	124	588	292	217	318	—	—	—
Minister’s Office	528	314	—	97	53	464	—	47	—	—	9	15	—	—	—
Corporate Services	1,780	350	20	87	—	457	—	77	588	292	208	303	—	—	—

Total	15,802	6,737	20	1,703	53	8,513	23	624	588	1,996	627	635	—	—	69

VOTE 39 Housing

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	343,866	7,357	25	1,840	—	9,222	126	140	134	329	724	262	—	—	—
Housing	334,315	1,072	1	268	—	1,341	—	30	42	—	9	27	—	—	—
Building and Safety Policy	1,550	950	1	238	—	1,189	126	50	30	90	6	59	—	—	—
Residential Tenancy	8,001	5,335	23	1,334	—	6,692	—	60	62	239	709	176	—	—	—

Total	343,866	7,357	25	1,840	—	9,222	126	140	134	329	724	262	—	—	—

Special Account(s)

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	12,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 38 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Upstream Development	70	—	6,543	—	7,669	—	—	100	100	—	—	47	47	—	(1)	(1)	(1)	(1)	(2)	12,482
Liquefied Natural Gas	—	—	—	—	1,796	—	—	100	100	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,972
Oil and Strategic Initiatives	—	—	—	—	171	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,012
Executive and Support Services	—	—	42	29	1,610	—	—	—	—	—	—	258	258	—	(2)	(2)	(2)	(2)	(4)	2,783
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	532
Corporate Services	—	—	42	29	1,539	—	—	—	—	—	—	258	258	—	(1)	(1)	(1)	(1)	(2)	2,251

Total	70	—	6,585	29	11,246	—	—	200	200	—	—	305	305	—	(5)	(5)	(5)	(5)	(10)	20,249

VOTE 39 Housing

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	1,715	—	—	357,693	357,693	—	—	63	63	—	(1)	(1)	—	(1)	(1)	368,691
Housing	—	—	—	—	108	—	—	357,693	357,693	—	—	—	—	—	(1)	(1)	—	(1)	(1)	359,140
Building and Safety Policy	—	—	—	—	361	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,550
Residential Tenancy	—	—	—	—	1,246	—	—	—	—	—	—	63	63	—	—	—	—	—	—	8,001

Total	—	—	—	—	1,715	—	—	357,693	357,693	—	—	63	63	—	(1)	(1)	—	(1)	(1)	368,691

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	12,000	12,000	—	—	—	—	—	—	—	—	—	—	12,000

Total	—	—	—	—	—	—	—	12,000	12,000	—	—	—	—	—	—	—	—	—	—	12,000

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 40 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,684,238	81,014	—	20,253	—	101,267	—	1,275	3,349	1,337	6,692	2,991	—	—	—
Income Assistance - Program Management	115,529	81,014	—	20,253	—	101,267	—	1,275	3,349	1,337	6,692	2,991	—	—	—
Temporary Assistance	383,639	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	913,576	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	271,494	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment	55,488	15,295	61	3,824	—	19,180	—	1,078	—	345	3,862	384	—	—	—
Employment Programs	55,487	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	15,295	61	3,824	—	19,180	—	1,078	—	345	3,862	384	—	—	—
Community Living British Columbia	728,777	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,751	731	23	183	—	937	496	22	—	150	12	130	—	5	—
Executive and Support Services	16,961	7,402	111	1,869	53	9,435	—	182	15	40	2,130	639	—	—	—
Minister’s Office	555	309	1	96	53	459	—	52	—	—	10	13	—	—	—
Corporate Services	16,406	7,093	110	1,773	—	8,976	—	130	15	40	2,120	626	—	—	—

Total	2,487,215	104,442	195	26,129	53	130,819	496	2,557	3,364	1,872	12,696	4,144	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	11	—	3,621	108	19,384	8,124	1,442,905	117,160	1,568,189	—	—	3,715	3,715	—	(137)	(137)	—	(10,080)	(10,080)	1,682,338
Income Assistance - Program Management	11	—	3,621	108	19,384	—	—	—	—	—	—	13	13	—	(135)	(135)	—	—	—	120,529
Temporary Assistance	—	—	—	—	—	—	342,590	—	342,590	—	—	3,101	3,101	—	(1)	(1)	—	(550)	(550)	345,140
Disability Assistance	—	—	—	—	—	—	942,674	—	942,674	—	—	1	1	—	—	—	—	(4,000)	(4,000)	938,675
Supplementary Assistance	—	—	—	—	—	8,124	157,641	117,160	282,925	—	—	600	600	—	(1)	(1)	—	(5,530)	(5,530)	277,994
Employment	192	—	—	2,440	8,301	—	—	303,981	303,981	—	—	15,065	15,065	—	(15,500)	(15,500)	—	(301,039)	(301,039)	29,988
Employment Programs	—	—	—	—	—	—	—	29,987	29,987	—	—	—	—	—	—	—	—	—	—	29,987
Labour Market Development Agreement	192	—	—	2,440	8,301	—	—	273,994	273,994	—	—	15,065	15,065	—	(15,500)	(15,500)	—	(301,039)	(301,039)	1
Community Living British Columbia	—	—	—	—	—	—	—	799,777	799,777	—	—	—	—	—	—	—	—	—	—	799,777
Employment and Assistance Appeal Tribunal	—	—	—	—	815	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	1,751
Executive and Support Services	200	—	1,543	257	5,006	—	—	—	—	—	—	1,565	1,565	—	(1)	(1)	—	(40)	(40)	15,965
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	25	25	—	—	—	—	—	—	559
Corporate Services	200	—	1,543	257	4,931	—	—	—	—	—	—	1,540	1,540	—	(1)	(1)	—	(40)	(40)	15,406

Total	403	—	5,164	2,805	33,506	8,124	1,442,905	1,220,918	2,671,947	—	—	20,345	20,345	—	(15,639)	(15,639)	—	(311,159)	(311,159)	2,529,819

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 41 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	17,724	21,237	227	5,390	—	26,854	—	451	119	2,687	4,401	1,335	—	20	436
Service BC Operations	16,273	13,172	173	3,373	—	16,718	—	381	2	60	548	553	—	—	26
BC Online	822	2,445	2	612	—	3,059	—	10	86	1,037	3,010	275	—	—	—
BC Registry Services	1	1,975	32	494	—	2,501	—	33	11	—	802	382	—	20	23
BC Stats	628	3,645	20	911	—	4,576	—	27	20	1,590	41	125	—	—	387
Office of the Chief Information Officer	12,442	9,245	50	2,312	—	11,607	—	150	1,130	1,580	141	444	—	—	—
Innovation and Technology	8,487	694	—	174	—	868	10	30	—	308	11	55	—	—	—
Innovation and Technology	2,397	694	—	174	—	868	10	30	—	308	11	55	—	—	—
BC Innovation Council	6,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	25,556	9,552	12	2,423	53	12,040	—	113	52	355	4,448	1,076	—	—	—
Minister’s Office	559	302	1	95	53	451	—	38	—	—	16	11	—	—	—
Corporate Services	24,997	9,250	11	2,328	—	11,589	—	75	52	355	4,432	1,065	—	—	—

Total	64,209	40,728	289	10,299	53	51,369	10	744	1,301	4,930	9,001	2,910	—	20	436

VOTE 42 Shared Services BC

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Logistics and Business Services	12,182	28,205	628	7,051	—	35,884	—	140	674	5,140	5,380	1,312	—	9	2,750
Real Property	258,436	13,852	34	3,463	—	17,349	—	250	300	350	200	300	—	—	23,250
Technology Solutions	146,322	22,746	188	6,121	—	29,055	—	64	1,046	1,693	163,677	331	—	—	—

Total	416,940	64,803	850	16,635	—	82,288	—	454	2,020	7,183	169,257	1,943	—	9	26,000

VOTE 43 Government Communications and Public Engagement

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications and Public Engagement	26,155	14,882	100	3,781	—	18,763	—	295	94	700	1,041	1,000	3,537	11	48
Strategic Initiatives	11,100	7,062	64	1,767	—	8,893	—	80	30	10	2,543	155	—	—	—

Total	37,255	21,944	164	5,548	—	27,656	—	375	124	710	3,584	1,155	3,537	11	48

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,259	245	10,953	—	—	—	—	—	—	862	862	—	(7,197)	(7,197)	(400)	(13,348)	(13,748)	17,724
Service BC Operations	—	—	49	—	1,619	—	—	—	—	—	—	774	774	—	(1,638)	(1,638)	(400)	(800)	(1,200)	16,273
BC Online	—	—	5	240	4,663	—	—	—	—	—	—	5	5	—	—	—	—	(6,905)	(6,905)	822
BC Registry Services	—	—	1,200	—	2,471	—	—	—	—	—	—	78	78	—	—	—	—	(5,049)	(5,049)	1
BC Stats	—	—	5	5	2,200	—	—	—	—	—	—	5	5	—	(5,559)	(5,559)	—	(594)	(594)	628
Office of the Chief Information Officer	—	—	30	—	3,475	—	—	500	500	—	—	—	—	—	(1,760)	(1,760)	(1,230)	(150)	(1,380)	12,442
Innovation and Technology	—	—	—	—	414	—	—	7,205	7,205	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	8,487
Innovation and Technology	—	—	—	—	414	—	—	1,115	1,115	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,397
BC Innovation Council	—	—	—	—	—	—	—	6,090	6,090	—	—	—	—	—	—	—	—	—	—	6,090
Executive and Support Services	9	—	59	—	6,112	—	—	6,260	6,260	—	—	1,151	1,151	—	(1)	(1)	(1)	(1)	(2)	25,560
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	45	45	—	—	—	—	—	—	563
Corporate Services	9	—	57	—	6,045	—	—	6,260	6,260	—	—	1,106	1,106	—	(1)	(1)	(1)	(1)	(2)	24,997

Total	9	—	1,348	245	20,954	—	—	13,965	13,965	—	—	2,016	2,016	—	(8,959)	(8,959)	(1,632)	(13,500)	(15,132)	64,213

VOTE 42 Shared Services BC

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Logistics and Business Services	1,995	—	491	5,515	23,406	—	—	—	—	—	—	69,508	69,508	—	(73,327)	(73,327)	(13,410)	(29,879)	(43,289)	12,182
Real Property	31	—	45,047	281,489	351,217	—	—	—	—	—	—	27,127	27,127	—	(24,003)	(24,003)	(65,724)	(38,930)	(104,654)	267,036
Technology Solutions	1	—	45,155	44	212,011	—	—	—	—	—	—	25	25	—	(69,396)	(69,396)	(13,874)	(11,499)	(25,373)	146,322

Total	2,027	—	90,693	287,048	586,634	—	—	—	—	—	—	96,660	96,660	—	(166,726)	(166,726)	(93,008)	(80,308)	(173,316)	425,540

VOTE 43 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications and Public Engagement	—	—	335	40	7,101	—	—	—	—	—	—	572	572	—	(178)	(178)	(42)	(61)	(103)	26,155
Strategic Initiatives	—	—	1,600	12	4,430	—	—	—	—	—	—	700	700	—	(2,921)	(2,921)	(1)	(1)	(2)	11,100

Total	—	—	1,935	52	11,531	—	—	—	—	—	—	1,272	1,272	—	(3,099)	(3,099)	(43)	(62)	(105)	37,255

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 44 Ministry Operations

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	11,433	48,849	77	12,214	—	61,140	—	5,930	4,152	98,645	2,952	2,179	—	10	77,664
Transportation Policy and Programs	2,470	1,365	—	341	—	1,706	—	82	20	756	12	124	—	—	—
Transportation Investments	1	42,159	52	10,540	—	52,751	—	5,434	3,850	89,888	2,712	1,742	—	8	76,239
Partnerships	1	2,202	—	551	—	2,753	—	160	272	7,265	93	60	—	2	1,425
Port and Airport Development	7,696	1,497	25	375	—	1,897	—	135	10	615	20	222	—	—	—
Enhancing Economic Development	1,265	1,626	—	407	—	2,033	—	119	—	121	115	31	—	—	—
Public Transportation	310,606	2,324	7	581	—	2,912	—	50	551	12,913	145	115	—	—	193,900
Public Transit	112,755	2,324	7	581	—	2,912	—	50	551	12,913	145	115	—	—	1,250
Coastal Ferry Services	197,851	—	—	—	—	—	—	—	—	—	—	—	—	—	192,650
Highway Operations	469,742	27,843	1,646	7,134	—	36,623	—	1,626	4,104	1,670	4,243	1,131	—	248	445,279
Maintenance and Operations	435,516	12,678	1,441	3,344	—	17,463	—	1,003	4,104	1,555	3,029	800	—	58	424,086
Commercial Vehicle Safety and Enforcement	23,609	14,582	205	3,645	—	18,432	—	603	—	15	1,210	320	—	190	153
Inland Ferries	10,617	583	—	145	—	728	—	20	—	100	4	11	—	—	21,040
Commercial Passenger Transportation Regulation	1,534	980	2	244	—	1,226	140	16	—	3	63	65	—	1	—
Passenger Transportation Board	489	258	—	64	—	322	140	11	—	3	9	2	—	1	—
Passenger Transportation Branch	1,045	722	2	180	—	904	—	5	—	—	54	63	—	—	—
British Columbia Pavilion Corporation	8,977	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	9,986	7,607	33	1,919	53	9,612	—	219	17	75	273	495	—	5	1
Minister’s Office	544	280	—	89	53	422	—	74	—	—	10	10	—	—	—
Corporate Services	9,442	7,327	33	1,830	—	9,190	—	145	17	75	263	485	—	5	1

Total	812,278	87,603	1,765	22,092	53	111,513	140	7,841	8,824	113,306	7,676	3,985	—	264	716,844

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 44 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	36,527	337,014	10	550	565,633	—	—	37,094	37,094	—	—	310	310	—	(1)	(1)	(633,550)	(19,584)	(653,134)	11,042
Transportation Policy and Programs	—	—	—	—	994	—	—	—	—	—	—	20	20	—	—	—	(734)	—	(734)	1,986
Transportation Investments	36,522	336,764	—	150	553,309	—	—	22,677	22,677	—	—	200	200	—	(1)	(1)	(609,964)	(18,971)	(628,935)	1
Partnerships	5	250	—	400	9,932	—	—	1,100	1,100	—	—	90	90	—	—	—	(13,261)	(613)	(13,874)	1
Port and Airport Development	—	—	—	—	1,002	—	—	13,317	13,317	—	—	—	—	—	—	—	(8,427)	—	(8,427)	7,789
Enhancing Economic Development	—	—	10	—	396	—	—	—	—	—	—	—	—	—	—	—	(1,164)	—	(1,164)	1,265
Public Transportation	501	463,069	—	—	671,244	—	—	220,449	220,449	—	—	—	—	—	(1)	(1)	(585,789)	(2)	(585,791)	308,813
Public Transit	501	463,069	—	—	478,594	—	—	220,449	220,449	—	—	—	—	—	(1)	(1)	(585,789)	(2)	(585,791)	116,163
Coastal Ferry Services	—	—	—	—	192,650	—	—	—	—	—	—	—	—	—	—	—	—	—	—	192,650
Highway Operations	2,484	86,227	4,947	719	552,678	—	—	—	—	—	—	465	465	—	(1)	(1)	(114,745)	(2,848)	(117,593)	472,172
Maintenance and Operations	—	86,227	3,969	371	525,202	—	—	—	—	—	—	285	285	—	(1)	(1)	(103,459)	(1,544)	(105,003)	437,946
Commercial Vehicle Safety and Enforcement	2,484	—	978	348	6,301	—	—	—	—	—	—	180	180	—	—	—	—	(1,304)	(1,304)	23,609
Inland Ferries	—	—	—	—	21,175	—	—	—	—	—	—	—	—	—	—	—	(11,286)	—	(11,286)	10,617
Commercial Passenger Transportation Regulation	13	—	4	—	305	—	—	—	—	—	—	5	5	—	(1)	(1)	—	(1)	(1)	1,534
Passenger Transportation Board	—	—	3	—	169	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	489
Passenger Transportation Branch	13	—	1	—	136	—	—	—	—	—	—	5	5	—	—	—	—	—	—	1,045
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	8,992	8,992	—	—	—	—	—	—	—	—	—	—	8,992
Executive and Support Services	10	—	6	—	1,101	—	—	—	—	—	—	283	283	—	(1)	(1)	(933)	(322)	(1,255)	9,740
Minister’s Office	—	—	—	—	94	—	—	—	—	—	—	28	28	—	—	—	—	—	—	544
Corporate Services	10	—	6	—	1,007	—	—	—	—	—	—	255	255	—	(1)	(1)	(933)	(322)	(1,255)	9,196

Total	39,535	886,310	4,967	1,269	1,790,961	—	—	266,535	266,535	—	—	1,063	1,063	—	(5)	(5)	(1,335,017)	(22,757)	(1,357,774)	812,293

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 45 Management of Public Funds and Debt

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,257,088	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,257,091	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 45 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,274,552	13,416	1,287,968	—	—	—	(2,505)	—	(2,505)	1,285,463
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,117,865	1,117,865	—	—	—	(304,689)	(813,175)	(1,117,864)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	946	946	—	—	—	—	(945)	(945)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	11,429	11,429	—	—	—	—	(11,428)	(11,428)	1

Total	—	—	—	—	—	—	—	—	—	—	1,274,552	1,143,656	2,418,208	—	—	—	(307,194)	(825,548)	(1,132,742)	1,285,466

OTHER APPROPRIATIONS

($000)

VOTE 46 Contingencies (All Ministries) and New Programs

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	225,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	225,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 47 Capital Funding

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	992,535	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-Secondary Institutions	79,617	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	469,054	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	414,474	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	29,390	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	992,535	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 46 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	300,000	300,000	—	—	—	—	—	—	300,000

Total	—	—	—	—	—	—	—	—	—	—	—	300,000	300,000	—	—	—	—	—	—	300,000

VOTE 47 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,048,243	1,048,243	—	—	—	—	—	—	—	—	—	—	1,048,243
Post-Secondary Institutions	—	—	—	—	—	—	—	146,826	146,826	—	—	—	—	—	—	—	—	—	—	146,826
Schools	—	—	—	—	—	—	—	438,217	438,217	—	—	—	—	—	—	—	—	—	—	438,217
Health Facilities	—	—	—	—	—	—	—	423,956	423,956	—	—	—	—	—	—	—	—	—	—	423,956
Housing	—	—	—	—	—	—	—	39,244	39,244	—	—	—	—	—	—	—	—	—	—	39,244

Total	—	—	—	—	—	—	—	1,048,243	1,048,243	—	—	—	—	—	—	—	—	—	—	1,048,243

OTHER APPROPRIATIONS

($000)

VOTE 48 Commissions on Collection of Public Funds

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	73,231	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	67,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	1,259	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	878	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	3,585	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	15	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(73,230)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	74,111	74,111	—	—	—	—	—	—	74,111
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	66,000	66,000	—	—	—	—	—	—	66,000
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	1,268	1,268	—	—	—	—	—	—	1,268
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	878	878	—	—	—	—	—	—	878
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	5,457	5,457	—	—	—	—	—	—	5,457
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	15	15	—	—	—	—	—	—	15
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(74,111)	—	(74,111)	(74,110)

Total	—	—	—	—	—	—	—	—	—	—	—	74,112	74,112	—	—	—	(74,111)	—	(74,111)	1

OTHER APPROPRIATIONS

($000)

VOTE 49 Allowances for Doubtful Revenue Accounts

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	186,162	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	149,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	5,570	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	6,806	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	12,685	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	11,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(186,161)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	170,792	170,792	—	—	—	—	—	—	170,792
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	140,500	140,500	—	—	—	—	—	—	140,500
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	5,570	5,570	—	—	—	—	—	—	5,570
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	11,715	11,715	—	—	—	—	—	—	11,715
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(170,792)	—	(170,792)	(170,791)

Total	—	—	—	—	—	—	—	—	—	—	—	170,793	170,793	—	—	—	(170,792)	—	(170,792)	1

OTHER APPROPRIATIONS

($000)

VOTE 50 Tax Transfers

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	331,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	194,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	53,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	25,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	57,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	1,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	503,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	70,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	270,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	78,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	35,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	835,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 51 Auditor General for Local Government

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,600	1,045	24	261	—	1,330	35	120	390	200	225	300	—	—	—

Total	2,600	1,045	24	261	—	1,330	35	120	390	200	225	300	—	—	—

VOTE 52 Electoral Boundaries Commission

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	—	379	—	95	—	474	185	45	—	1,385	95	128	170	15	3

Total	—	379	—	95	—	474	185	45	—	1,385	95	128	170	15	3

OTHER APPROPRIATIONS

($000)

VOTE 50 Tax Transfers

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Personal Tax Transfers	—	—	—	—	—	—	307,000	—	307,000	—	—	—	—	—	—	—	—	—	—	307,000
Low Income Climate Action Tax Credits	—	—	—	—	—	—	194,000	—	194,000	—	—	—	—	—	—	—	—	—	—	194,000
Sales Tax Credits	—	—	—	—	—	—	53,000	—	53,000	—	—	—	—	—	—	—	—	—	—	53,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	25,000	—	25,000	—	—	—	—	—	—	—	—	—	—	25,000
Other Personal Income Tax Credits	—	—	—	—	—	—	34,700	—	34,700	—	—	—	—	—	—	—	—	—	—	34,700
BC Family Bonus	—	—	—	—	—	—	300	—	300	—	—	—	—	—	—	—	—	—	—	300
Corporate Tax Transfers	—	—	—	—	—	—	471,000	—	471,000	—	—	—	—	—	—	—	—	—	—	471,000
Film and Television Tax Credits	—	—	—	—	—	—	80,000	—	80,000	—	—	—	—	—	—	—	—	—	—	80,000
Production Services Tax Credits	—	—	—	—	—	—	197,500	—	197,500	—	—	—	—	—	—	—	—	—	—	197,500
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	74,000	—	74,000	—	—	—	—	—	—	—	—	—	—	74,000
Interactive Digital Media Tax Credits	—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000
Other Corporate Income Tax Credits	—	—	—	—	—	—	69,500	—	69,500	—	—	—	—	—	—	—	—	—	—	69,500

Total	—	—	—	—	—	—	778,000	—	778,000	—	—	—	—	—	—	—	—	—	—	778,000

VOTE 51 Auditor General for Local Government

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General for Local Government	—	—	—	—	1,270	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,600

Total	—	—	—	—	1,270	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,600

VOTE 52 Electoral Boundaries Commission

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Electoral Boundaries Commission	—	—	—	—	2,026	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,500

Total	—	—	—	—	2,026	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,500

OTHER APPROPRIATIONS

($000)

VOTE 53 Environmental Appeal Board and Forest Appeals Commission

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,075	822	3	217	—	1,042	309	46	—	246	147	79	—	18	5
Environmental Appeal Board	312	—	—	—	—	—	168	16	—	105	—	15	—	8	—
Forest Appeals Commission	310	—	—	—	—	—	140	15	—	125	—	20	—	10	—
Administration and Support Services	1,453	822	3	217	—	1,042	1	15	—	16	147	44	—	—	5

Total	2,075	822	3	217	—	1,042	309	46	—	246	147	79	—	18	5

VOTE 54 Forest Practices Board

	Total
	2013/14					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,815	1,934	—	483	—	2,417	105	115	—	417	259	89	—	20	—

Total	3,815	1,934	—	483	—	2,417	105	115	—	417	259	89	—	20	—

OTHER APPROPRIATIONS

($000)

VOTE 53 Environmental Appeal Board and Forest Appeals Commission

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	—	175	1,025	—	—	—	—	—	—	10	10	—	(1)	(1)	—	(1)	(1)	2,075
Environmental Appeal Board	—	—	—	—	312	—	—	—	—	—	—	—	—	—	—	—	—	—	—	312
Forest Appeals Commission	—	—	—	—	310	—	—	—	—	—	—	—	—	—	—	—	—	—	—	310
Administration and Support Services	—	—	—	175	403	—	—	—	—	—	—	10	10	—	(1)	(1)	—	(1)	(1)	1,453

Total	—	—	—	175	1,025	—	—	—	—	—	—	10	10	—	(1)	(1)	—	(1)	(1)	2,075

VOTE 54 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2014/15
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	176	—	13	204	1,398	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

Total	176	—	13	204	1,398	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

EXPLANATORY NOTES ON GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50       Base Salaries — includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51       Supplementary Salary Costs — includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52       Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54       Legislative Salaries and Indemnities — includes the cost of the annual MLA indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55       Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57       Public Servant Travel — includes travel expenses of government employees and officials on government business, including prescribed allowances.

59       Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60       Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63       Information Systems — Operating — includes all contract fees and costs related to data, voice, image and text processing operations, and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65       Office and Business Expenses — includes supplies and services required for the operation of offices.

67       Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68       Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69       Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70       Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72       Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73       Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75       Building Occupancy Charges — includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77       Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79       Transfers — Entitlements — includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulations.

80       Transfers — Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81       Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83       Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85       Other Expenses — includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86       Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88       Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89       Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue related accounts.

90       Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land              Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

LI                              Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                  Buildings — includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                     Specialized Equipment — includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE                            Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                     Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Info                   Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

TI                              Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads        Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

Queen’s Printer for British Columbia©

Victoria